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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
CAREER EDUCATION CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CAREER EDUCATION CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
May 21, 2004

NOTICE AND PROXY STATEMENT

April 16, 2004

Dear Stockholder:

        On behalf of the Board of Directors, I cordially invite you to attend the 2004 Annual Meeting of Stockholders of Career Education Corporation to be held at the Chicago Marriott Northwest, 4800 Columbine Boulevard, Hoffman Estates, Illinois on May 21, 2004 at 11:00 a.m., Central Standard Time. The formal notice of the Annual Meeting appears on the following page.

        The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. During the Annual Meeting, stockholders will view a presentation by CEC's management and have the opportunity to ask questions.

        Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please sign and date the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

        We look forward to seeing you on May 21, 2004 and urge you to return your proxy card as soon as possible.

Sincerely,

JOHN M. LARSON Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2004

To the Stockholders of
Career Education Corporation:

        The Annual Meeting of Stockholders of Career Education Corporation will be held at 11:00 a.m., Central Standard Time, on May 21, 2004, at the Chicago Marriott Northwest, 4800 Columbine Boulevard, Hoffman Estates, Illinois, for the following purposes:

  (1)
  To elect two Class III directors to CEC's Board of Directors;

  (2)
  To approve an amendment to the Career Education Corporation 1998 Employee Incentive Compensation Plan which authorizes the addition of 4,000,000 shares of Common Stock authorized for issuance under such plan;

  (3)
  To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 to 300,000,000;

  (4)
  To ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent auditors of CEC's financial statements for the year ended December 31, 2004; and

  (5)
  To transact such other business as may properly come before the meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on March 23, 2004 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.

By order of the Board of Directors,

PATRICK K. PESCH Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Hoffman Estates, Illinois
April 16, 2004

All stockholders are urged to attend the meeting in person or by proxy. Whether or not you expect to be present at the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage paid envelope furnished for that purpose.

Career Education Corporation
2895 Greenspoint Parkway
Suite 600
Hoffman Estates, Illinois 60195
(847) 781-3600

PROXY STATEMENT

        The accompanying proxy is solicited by the Board of Directors of Career Education Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders to be held at 11:00 a.m., Central Standard Time, Friday, May 21, 2004, at the Chicago Marriott Northwest, 4800 Columbine Boulevard, Hoffman Estates, Illinois, and any adjournments thereof. This Proxy Statement and accompanying form of proxy were first released to stockholders on or about April 19, 2004.

        Record Date and Outstanding Shares—The Board of Directors has fixed the close of business on March 23, 2004, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, CEC had outstanding 100,427,340 shares of Common Stock, par value $0.01 per share (the "Common Stock"). Each of the outstanding shares of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

        Voting of Proxies—Patrick K. Pesch and Keith K. Ogata, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Messrs. Pesch and Ogata are directors and Mr. Pesch is an officer of CEC. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of CEC of either (1) an instrument revoking the proxy or (2) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

        Required Vote—A plurality of the shares of Common Stock voted in person or by proxy is required to elect the nominees for directors. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy is required to (1) approve an amendment to the Career Education 1998 Employee Incentive Compensation Plan and (2) ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent auditors of CEC's financial statements for the year ended December 31, 2004. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date and entitled to vote at the Annual Meeting is required to approve the proposed amendment to CEC's Amended and Restated Certificate of Incorporation. Each stockholder will be entitled to vote the number of shares of Common Stock held as of the Record Date by such stockholder for the number of directors to be elected. Stockholders will not be allowed to cumulate their votes in the election of directors.

        Quorum; Abstentions and Broker Non-Votes—The required quorum for transaction of business at the Annual Meeting will be a majority of the shares issued and outstanding as of the Record Date. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspector appointed for the meeting and will determine whether or not a quorum is present. The election inspector will include abstentions and broker non-votes in determining the presence of a quorum. With respect to the proposal to amend CEC's Amended and Restated Certificate of Incorporation, abstentions and broker non-votes will have the same effect as votes against such proposal. Abstentions will have the same effect as votes against the proposals to approve the amendment to the Career Education Corporation 1998 Employee Incentive Compensation Plan and to ratify the appointment of

Ernst & Young LLP as CEC's independent auditors, but will not have any effect on the election of directors. Broker non-votes will not have any effect on the election of directors, approval of the amendment to the Career Education Corporation 1998 Employee Incentive Compensation Plan, or ratification of the appointment of Ernst & Young LLP as CEC's independent auditors. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

        Stockholder List—A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of, and number of shares registered in the name of, each stockholder, will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, commencing May 5, 2004 and continuing through the date of the Annual Meeting, at the principal offices of CEC, 2895 Greenspoint Parkway, Suite 600, Hoffman Estates, Illinois 60195.

        Form 10-K and Summary Annual Report to Stockholders—CEC's Form 10-K and Summary Annual Report to Stockholders for the year ended December 31, 2003, containing financial and other information pertaining to CEC, are being furnished to stockholders with this Proxy Statement.

PROPOSAL 1
ELECTION OF DIRECTORS

        CEC's Board of Directors consists of seven directors. Article V of CEC's Amended and Restated Certificate of Incorporation, as amended, provides that the Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes. At the Annual Meeting, two Class III directors will be elected, each for a term of three years expiring at CEC's 2007 Annual Meeting of Stockholders. Both of the nominees are presently serving as directors of CEC. The Board of Directors recommends that the stockholders vote in favor of the election of the nominees named in this Proxy Statement to serve as directors of CEC. See "Nominees" below.

        The five directors whose terms of office do not expire in 2004 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See "Other Directors" below.

        If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the persons named as proxies on the proxy card will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that either nominee will be unable or decline to serve as a director if elected.

NOMINEES

        The names of the nominees for the office of director, together with certain information concerning such nominees, are set forth below:

Name	Age	Position With Company	Served as Director Since
Thomas B. Lally(1)(2)(3)	60	Director	1998
John M. Larson	52	Chairman, President, Chief Executive Officer and Director	1994

(1)
Member of the Audit Committee.
(2)
Member of the Compensation Committee.

(3)
Member of the Nominating and Governance Committee.

        Thomas B. Lally has been a Director of CEC since January 1998. Prior to his retirement in October 2001, Mr. Lally was the President of Heller Equity Capital Corporation ("HECC") since August 1995, an Executive Vice President of Heller Financial, Inc. ("HFI") and Chairman of HFI's Executive Credit Committee since April 1995, with direct responsibility for the asset quality oversight of HFI's portfolio of loan and equity investments. Mr. Lally joined HFI in 1974.

        John M. Larson has served as President, Chief Executive Officer and a Director of CEC since its inception in January 1994 and as Chairman since January 2000. Mr. Larson served as Secretary of CEC from January 1994 through May 2000. From July 1993 until CEC's formation, Mr. Larson served as a consultant to HECC, working with HECC to establish CEC. From January through May 1993, Mr. Larson served as the Eastern Regional Operating Manager of Educational Medical, Inc., a provider of career-oriented post-secondary education. From 1989 until 1993, Mr. Larson served as the Senior Vice President of College Operations of Phillips Colleges, Inc., overseeing a nationwide system of 58 schools, which offered a wide range of academic programs. From March through September 1989, he served as Senior Vice President of Operations for the Geneva Companies, a mergers and acquisitions firm. From 1980 to 1989, Mr. Larson was Vice President of Marketing at National Education Centers, Inc., a subsidiary of National Education Corporation, where he managed the entire admissions program, including marketing and advertising efforts, with a team of approximately 500 employees. Mr. Larson has also served in marketing positions with DeVry Inc., at its Chicago and Kansas City campuses. Mr. Larson received a Bachelor's of Science in Business Administration from the University of California at Berkeley and has completed the Executive Management Program at Stanford University. In 2000, Mr. Larson was named the Ernst & Young Entrepreneur of the Year of the Illinois and Northwestern Indiana region in the service category.

        The Board of Directors recommends that stockholders vote FOR both of the nominees for election as Class III Directors.

OTHER DIRECTORS

        The following persons will continue to serve as directors of CEC after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are elected and qualified.

Name	Age	Position with Company	Served as Director Since	Term Expires
Dennis H. Chookaszian(1)	60	Director	2002	2005
Robert E. Dowdell(2)	58	Director	1994	2005
Wallace O. Laub(2)(3)	79	Director	1994	2006
Keith K. Ogata(1)(3)	49	Director	1998	2006
Patrick K. Pesch	47	Executive Vice President, Chief Financial Officer, Treasurer, Secretary and Director	1995	2005

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Nominating and Governance Committee.

        Dennis H. Chookaszian has been a Director of CEC since October 2002. Mr. Chookaszian was formerly the Chairman and Chief Executive Officer of CNA Financial Corporation ("CNA"). During his 25-year career with CNA, Mr. Chookaszian held several management positions at the business unit and corporate levels. In 1992, he was named Chairman and Chief Executive Officer of CNA Insurance Companies and in 1999 he became Chairman of the executive committee of CNA. Mr. Chookaszian retired from CNA in 2001. From 1999 until 2001, Mr. Chookaszian served as Chairman and Chief Executive Officer of mPower, Inc., a financial advice provider focused on the management of 401(k) plans online. Mr. Chookaszian is a director of Marshall & Swift, L.P., a database software company, Sapient Corporation, a business and technology consultancy, Insweb Corporation, an on-line insurance provider and was recently nominated, subject to shareholder approval, to serve as a director of Chicago Mercantile Exchange Holdings Inc. Mr. Chookaszian received certification as a public accountant in 1971.

        Robert E. Dowdell has been a Director of CEC since its inception in January 1994. From 1984 to 1988, Mr. Dowdell served as President of National Education Centers, Inc., a subsidiary of NEC. From 1989 to present, Mr. Dowdell has served as Chief Executive Officer and as a director of Marshall & Swift, L.P. Mr. Dowdell is also the General Partner of RGD Partners, L.P., an investment business.

        Wallace O. Laub has been a Director of CEC since October 1994. Mr. Laub was a co-founder of National Education Corporation, Inc. ("NEC"), where he served as Executive Vice President and director from 1955 to 1993. From 1981 to 1990, Mr. Laub served as a director of the Distance Education Training Council, a trade association and accrediting agency for distance education companies. Mr. Laub is now retired.

        Keith K. Ogata has been a Director of CEC since January 1998. Mr. Ogata is currently president of, and a private investor in, 3-K Financial Corporation, a private investment company. From 1996 to 1998, Mr. Ogata served as President of National Education Centers, Inc., a subsidiary of NEC. From 1990 to 1998, he served as Vice President, Chief Financial Officer and Treasurer of NEC, with responsibility for finance, accounting, treasury, tax, mergers and acquisitions, human resources, investor and public relations and information systems.

        Patrick K. Pesch has been a Director of CEC since 1995. Mr. Pesch has served as Chief Financial Officer and Treasurer of CEC since October 1999. In addition, Mr. Pesch has served as Secretary of CEC since May 2000 and as Executive Vice President of CEC since May 2001. From October 1999 until May 2000, Mr. Pesch served as Assistant Secretary of CEC, and from October 1999 until May 2001, he served as Senior Vice President of CEC. From 1992 until joining CEC, Mr. Pesch served as a Senior Vice President of HFI and also as an officer of HECC, managing a portfolio of loan and equity investments. Mr. Pesch joined HFI in 1985 as head of the internal audit function and served in a number of positions, including senior credit officer for Heller Corporate Finance. Previously, he was an audit manager with Arthur Young & Company (currently Ernst & Young). Mr. Pesch received a Bachelor of Science of Commerce degree from DePaul University and is a certified public accountant.

        Director Compensation—During 2003, each director of CEC who was not an employee or consultant of CEC (the "Outside Directors") was paid an annual fee of $18,000 for their services as directors, $1,000 for each Board of Directors meeting attended and $500 for each Board Committee meeting attended. Each Committee chairman received an additional fee of $500 per Committee meeting attended. In addition, each Outside Director was granted stock options to purchase 48,000 shares of Common Stock, as adjusted for the 2-for-1 stock split effected in the form of stock dividends paid on August 22, 2003, at the fair market value of the Common Stock, as determined by a committee appointed by the Board of Directors, on May 19, 2003, the date of last year's annual stockholders meeting. Each Outside Director will also be granted an option to purchase 24,000 shares of Common Stock on the date of each regular annual stockholders meeting thereafter if such director is elected at such meeting to serve as an Outside Director or continues to serve as an Outside Director. One-third of the options granted to Outside Directors vest on the grant date and on each of the first two anniversaries of the grant date. All options granted to Outside Directors are exercisable for ten years. All Outside Directors are also reimbursed for their reasonable out-of-pocket expenses incurred in attending Board of Directors and Committee meetings.

        Meetings—During the year ended December 31, 2003, the Board of Directors held nine (9) meetings. Each director attended at least 75% of the aggregate number of Board of Directors meetings held during which time they served as a director and the total number of Committee meetings on which he served that were held during 2003. Directors are expected to attend the Annual Meeting, absent unusual circumstances, although CEC has no formal policy on the matter. Each member of the Board of Directors attended the 2003 Annual Meeting.

        Committees of the Board of Directors—The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, each comprised entirely of Outside Directors. The members of the Audit Committee are Messrs. Ogata (Chairman), Chookaszian and Lally. Mr. Dowdell served on the Audit Committee through January 2003. The members of the Compensation Committee are Messrs. Dowdell (Chairman), Lally and Laub. The members of the Nominating and Governance Committee are Messrs. Lally (Chairman), Laub and Ogata.

        The Audit Committee generally has direct responsibility for appointing, compensating, retaining and overseeing the work of any independent auditors to the Board of Directors for selection, reviewing the plan and scope of the annual audit, reviewing CEC's audit and control functions, reviewing and pre-approving audit and permissible non-audit services and reporting to the full Board of Directors regarding all of the foregoing and carrying out the other responsibilities set forth in its charter. The Audit Committee is comprised solely of Directors who meet all the independence standards for audit committee members, as set forth in the Sarbanes-Oxley Act of 2002, and the corporate governance listing requirements applicable to companies whose securities are listed on the Nasdaq National Market (referred to herein as the "Nasdaq listing standards"). The Board of Directors has designated each of Mr. Chookaszian and Mr. Ogata as an "audit committee financial expert," as that term is defined in the SEC rules adopted pursuant to the Sarbanes-Oxley Act. During the year ended December 31, 2003, the Audit Committee held eight (8) meetings. See "Report of the Audit Committee of the Board of Directors."

        The Compensation Committee generally has responsibility for recommending to the Board of Directors guidelines and standards relating to the determination of executive compensation, reviewing CEC's executive compensation policies and reporting to the Board of Directors regarding the foregoing. The Compensation Committee also has responsibility for administering the stock option plans, determining the number of options to be granted to CEC's employees and consultants pursuant to the plans, determining the number of options to be granted to our executive officers pursuant to such plans and reporting to the Board of Directors regarding the foregoing. During the year ended December 31, 2003, the Compensation Committee held three (3) meetings. See "Report of the Compensation Committee of the Board of Directors."

        The Nominating and Governance Committee generally has responsibility for identifying candidates who are eligible under the qualification standards set forth in the CEC's corporate governance policy to serve as members of the Board of Directors. It also makes recommendations to the Board of Directors concerning the structure and membership of other Board committees. The Nominating and Governance Committee is also charged with considering matters of corporate governance generally and reviewing and recommending to the Board, periodically, CEC's corporate governance principles. During the year ended December 31, 2003, the Nominating and Governance Committee held one (1) meeting.

        Code of Ethics and Code of Business Conduct and Ethics—In October 2003, the Board of Directors adopted a Code of Ethics that is specifically applicable to its executive officers and senior financial officers, including its principal executive officer, its principal financial officer, its principal accounting officer and controller. The Code of Ethics is posted on the Company's website, www.careered.com. CEC has also adopted a revised Code of Business Conduct and Ethics in order to promote honest and ethical conduct and compliance with the laws and governmental rules and regulations to which the Company is subject. The revised Code of Business Conduct and Ethics is applicable to all of CEC's employees, officers and directors, and is posted on the Company's website, www.careered.com.

        Nominating Procedures—As described above, the Company has a standing Nominating and Governance Committee whose charter is posted on the Company's website, www.careered.com.

        The Nominating and Governance Committee considers many factors when considering candidates for the Board and strives for the Board to be comprised of directors with a variety of experience and backgrounds who have high-level managerial experience in a complex organization and who represent the balanced interest of stockholders as a whole rather than those of special interest groups. Other important factors in Board composition include strength of character, mature judgment, specialized expertise, relevant technical skills, diversity, level of education, broad-based business acumen, experience and understanding of strategy and policy-setting and the extent to which the candidate would fill a present need on the Board. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily by the Nominating and Governance Committee.

        In considering candidates for the Board, the Nominating and Governance Committee considers the entirety of each candidate's credentials and does not have any specific minimum qualifications that must be met by a Nominating and Governance Committee recommended nominee. However, the Nominating and Governance Committee does believe that all members of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters, and no conflict of interest that would interfere with performance as a director. In the case of current Directors being considered for renomination, the Nominating and Governance Committee will also take into account the director's history of attendance at meetings of the Board of Directors or its committees, the Director's tenure as a member of the Board of Directors, and the Director's preparation for and participation in such meetings.

        The Nominating and Governance Committee considers candidates for the Board from any reasonable source, including stockholder recommendations. The Nominating and Governance

Committee does not evaluate candidates differently based on who has made the proposal. The Nominating and Governance Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used to date and, accordingly, no fees have been paid to consultants or search firms in the past fiscal year. Candidates are recommended to the Board of Directors after consultation with the Chairman of the Board.

        Stockholders who wish to suggest qualified candidates should write to The Office of the Secretary, Career Education Corporation, 2895 Greenspoint Parkway, Suite 600, Hoffman Estates, Illinois 60195, specifying the name of the candidates and stating in detail the qualifications of such persons for consideration by the Nominating and Governance Committee. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. Stockholders who wish to nominate a director for election at an annual meeting of the stockholders of the Company must comply with the Company's bylaws regarding stockholder proposals and nominations. See "Proposals of Stockholders" contained herein.

        Communications with the Board of Directors—Stockholders or other interested parties may communicate with the Board of Directors by sending a letter to CEC Board of Directors, c/o The Office of the Secretary, Career Education Corporation, 2895 Greenspoint Parkway, Suite 600, Hoffman Estates, Illinois 60195. The Office of the Secretary will receive the correspondence and forward it to the Director or Directors to whom the communication is addressed. From time to time, the Board of Directors may change the process by means of which stockholders may communicate with the Board or its members. Please refer to CEC's website, www.careered.com, for any changes in this process.

EXECUTIVE OFFICERS

        Set forth below is a table identifying the executive officers of CEC who are not identified in the tables entitled "Election of Directors—Nominees" or "—Other Directors."

Name	Age	Position
Jon R. Coover	65	Group President of Gibbs, and Health Education East and West Divisions
Nick Fluge	52	President, Online Education Group
Jacob P. Gruver	49	Group President of Colleges East and West, and Universities Division
Paul R. Ryan	53	Group President of Academy and Culinary East and West Divisions
Steve B. Sotraidis	57	Executive Vice President of Administration
Todd H. Steele	41	President of International and Startup Divisions, Executive Vice President of Strategic Planning and Development

        Jon R. Coover has served as Group President of Gibbs, and Health Education East and West Divisions since October 2003. Dr. Coover formerly served as Senior Vice President of Operations since May 2003. Prior to this, Dr. Coover served as Senior Vice President of Marketing since May 2001, Vice President of Marketing since November 1999 and National Director of Marketing since May 1997. Previously, Dr. Coover served for 14 months as Director of Education at one of CEC's schools, Brown College. Dr. Coover received a Bachelor of Science degree in Business Administration and a Master's of Business Administration degree from California Western University and a Ph.D. in Business from California Coast University.

        Nick Fluge has served as President of the Online Education Group of CEC since January 2003. Mr. Fluge previously served as Executive Vice President of Operations of CEC and Chief Operating

Officer of AIU Online between January 2001 and January 2003, Senior Vice President of Operations of CEC between October 1999 and May 2001, and a Managing Director of CEC between July 1997 and October 1999. Mr. Fluge was President of Western Culinary Institute from 1989 until joining CEC upon its acquisition by CEC in 1996. Mr. Fluge also serves as Chief Operating Officer of Le Cordon Bleu Schools, North America. Mr. Fluge has more than 20 years of experience in the hospitality and food service industry as an educator, manager and columnist. Mr. Fluge received a Bachelor of Science degree in Political Science from Portland State University, in 1999 he completed management programs at the John F. Kennedy School of Government at Harvard University, and followed in 2000 with continued studies at Harvard University in Internet technology. In 2001 he completed the "eBusiness: Models and Applications for eCommerce" certificate program at the Wharton School of the University of Pennsylvania.

        Jacob P. Gruver has served as Group President of Colleges East and West, and Universities Division since October 2003. Mr. Gruver formerly served as President of the Colleges, Schools and Universities Group of CEC between January 2003 and October 2003. Prior to this, Mr. Gruver served as Executive Vice President of Operations of CEC between May 2001 and January 2003, Senior Vice President of Operations of CEC from October 1999 until May 2001, and as a Managing Director of CEC between May 1997 and October 1999. From August 1994 until May 1997, Mr. Gruver served as the Director of Finance for CEC. From 1989 until joining the corporate management team at CEC, Mr. Gruver was Vice President and Controller of Wyoming Technical Institute in Laramie, Wyoming. From 1978 until 1989, Mr. Gruver audited career-oriented schools and other clients at a regional public accounting firm. Mr. Gruver received a Bachelor of Science degree in Accounting from National College and is a certified public accountant.

        Paul R. Ryan has served as Group President of Academy, and Culinary East and West Divisions since October 2003. Mr. Ryan formerly served as Senior Vice President of Operations for the Colleges, Schools and Universities Group since April 2003. From October 2001 to April 2003, Mr. Ryan was the Vice President and Managing Director of the Culinary Division. From March 2000 to October 2001, Mr. Ryan was the President of California Culinary Academy. Before joining CEC in 2000, Mr. Ryan was the Vice President of Food and Beverage Operations for the Promus Hotel Corporation from November 1997 to December 1999. Mr. Ryan received an Associate's degree in Hotel Administration from Allegheny College and also served in the United States Army in Vietnam.

        Steve B. Sotraidis has served as Executive Vice President of Administration of CEC since January 2003. Mr. Sotraidis previously served as Senior Vice President of Operations of CEC between May 2001 and January 2003, Vice President of Operations of CEC between November 1999 and May 2001, and a Managing Director of CEC between July 1997 and November 1999. Prior to joining CEC, Mr. Sotraidis was President of Brooks College, a CEC school located in Long Beach, California. Mr. Sotraidis joined Brooks College in 1970 and had managed Brooks' overall operations from 1975 until 1997. Mr. Sotraidis received a Bachelor of Science degree in Psychology and completed two years of graduate work in Industrial Psychology at California State University at Long Beach.

        Todd H. Steele has served as President of International and Startup Divisions since October 2003, and has served as Executive Vice President of Strategic Planning and Development of CEC since January 2003. Mr. Steele previously served as Senior Vice President of Strategic Planning and Development of CEC between May 2001 and January 2003, Vice President of Strategic Planning and Development of CEC between November 1999 and May 2001, and Director of Strategic Planning and Development of CEC between March 1998 and November 1999. Mr. Steele served as a member of CEC's Board of Directors from CEC's inception in January 1994 until he joined CEC as a full-time employee in March 1998. From December 1996 until joining CEC, Mr. Steele served as a Vice President of Baker, Fentress & Co., an investment company, making equity investments in private companies. From May 1990 until November 1996, he served as a Vice President of Heller Financial, Inc. and Heller Equity Capital Corporation, also making equity investments in private companies. Mr. Steele received a Bachelor of Arts degree in Economics from Northwestern University and an M.B.A. in Finance from the University of Chicago.

        The Board of Directors elects officers annually and such officers serve at the discretion of the Board of Directors, subject, in the case of Mr. Larson, to the terms of his employment agreement. Mr. Larson is the only officer with an employment agreement with CEC. See "Executive Compensation—Employment Agreements." There are no family relationships among any of the directors or officers of CEC.

        Section 16(a) Beneficial Ownership Reporting Compliance—Section 16 of the Securities Exchange Act of 1934, as amended, requires CEC's officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of CEC's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, CEC believes that, during 2003 all Section 16 filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with by such persons.

EXECUTIVE COMPENSATION

        The following table provides information concerning the annual and long-term compensation for services in all capacities to CEC for the years ended December 31, 2003, 2002 and 2001 to our chief executive officer and our other executive officers who served in such capacities during such periods (collectively, the "Named Officers").

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus(1)	Securities Underlying Options(#)(2)	All Other Compensation ($)(3)
John M. Larson Chairman, President and Chief Executive Officer	2003 2002 2001	$750,000 600,000 450,000	$762,500 1,043,550 537,500	150,000 300,000 600,000	$12,179 11,408 9,201
Nick Fluge President, Online Education Group	2003 2002 2001	$360,000 300,000 245,000	$516,000 360,000 207,000	80,000 130,000 240,000	$9,891 9,669 8,070
Jacob P. Gruver Group President, Colleges East and West, and Universities Division	2003 2002 2001	$360,000 300,000 245,000	$291,000 360,000 207,000	80,000 130,000 240,000	$9,233 9,088 7,628
Patrick K. Pesch Executive Vice President, Chief Financial Officer, Treasurer and Secretary	2003 2002 2001	$360,000 300,000 245,000	$366,000 360,000 207,000	80,000 130,000 240,000	$9,233 9,088 7,352
Todd H. Steele President of International and Startup Divisions, Executive Vice President of Strategic Planning and Development	2003 2002 2001	$280,000 233,000 185,000	$293,000 255,000 240,000	48,000 96,000 200,000	$8,656 8,565 4,600

(1)
Bonuses earned in respect of one year are paid during the next year. For example, the bonuses indicated as earned in respect of 2003 were paid in February 2004.

(2)
All option amounts have been adjusted to reflect our 2-for-1 stock splits effected in the form of stock dividends in September 2001 and August 2003.

(3)
Amounts reflect both (i) CEC's contribution made in the form of a match on amounts contributed by the Named Officers in CEC's 401(k) plan and (ii) insurance premiums paid for term life insurance, for the years 2003, 2002 and 2001:

	401(k) Matching Amounts			Term Life Insurance Premiums
	2003	2002	2001	2003	2002	2001
Mr. Larson	$8,000	$8,000	$6,800	$4,179	$3,408	$2,401
Mr. Fluge	8,000	8,000	6,800	1,891	1,669	1,270
Mr. Gruver	8,000	8,000	6,800	1,233	1,088	828
Mr. Pesch	8,000	8,000	6,800	1,233	1,088	552
Mr. Steele	8,000	8,000	4,233	656	565	367

OPTION GRANTS IN 2003

        The following table contains information concerning the grant of stock options by us to our Named Officers during 2003.

					Potential Realizable Value at Assumed Annual Rates of Stock price Appreciation for Option Term (3)
		Percentage of Total Options Granted to Employees in Fiscal Year
	Number of Shares Underlying Options Granted(#) (1)(2)		Exercise or Base Price ($/Sh)	Expiration Date
Name					5% ($)	10% ($)
John M. Larson	150,000	7.42%	$29.35	5/20/13	$2,768,709	$7,016,451
Nick Fluge	80,000	3.96%	29.35	5/20/13	1,476,645	3,742,107
Jacob P. Gruver	80,000	3.96%	29.35	5/20/13	1,476,645	3,742,107
Patrick K. Pesch	80,000	3.96%	29.35	5/20/13	1,476,645	3,742,107
Todd H. Steele	48,000	2.37%	29.35	5/20/13	885,987	2,245,264

(1)
All option amounts have been adjusted to reflect our 2-for-1 stock split effected in the form of stock dividend in August 2003.

(2)
These options were granted under the Career Education Corporation 1998 Employee Incentive Compensation Plan and each of these options is a non-qualified stock option and vests in four equal annual installments on each of the first four anniversaries of the grant date.

(3)
Potential realizable value is presented net of the option exercise price, but before any federal or state income taxes associated with exercise, and is calculated assuming that the fair market value on the date of the grant appreciates at the indicated annual rates, compounded annually, for the term of the option. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Commission and do not represent our estimate or projection of future increases in the price of our Common Stock. Actual gains are dependent on the future performance of our Common Stock and the option holder's continued employment throughout the vesting periods. The amounts reflected in the table may not necessarily be achieved.

        Aggregated Option Exercises in 2003 and Option Values as of December 31, 2003—The following table provides information regarding each of the Named Officers' option exercises during 2003 and unexercised options at December 31, 2003.

AGGREGATED OPTION EXERCISES IN 2003 AND OPTION VALUES AS OF DECEMBER 31, 2003

			Number of Securities Underlying Unexercised Options at December 31, 2003(#)		Value of Unexercised In-The-Money Options at December 31, 2003($)(1)
	Shares Acquired on Exercise(#)	Value Realized($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
John M. Larson	600,000	$20,412,450	1,193,000	1,045,000	$38,015,869	$26,847,869
Nick Fluge	208,000	6,476,298	64,500	405,500	1,784,513	9,778,038
Jacob P. Gruver	272,000	8,598,383	64,500	437,500	1,784,513	10,917,036
Patrick K. Pesch	292,000	9,687,900	216,500	421,500	6,267,010	10,376,036
Todd H. Steele	262,646	9,208,945	161,000	316,000	5,340,313	8,023,519

(1)
The value per option is calculated by subtracting the exercise price per option from the closing price of the Common Stock on the Nasdaq National Market on December 31, 2003 of $40.25.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2003 with respect to shares of the Company's Common Stock that may be issued under the Company's existing equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	10,002,386	(1)	$15.54	1,355,388	(2)
Equity compensation plans not approved by security holders	200,000	(3)	19.60	None
Total	10,202,386		15.62	1,355,388

(1)
Includes outstanding options to purchase shares of the Company's Common Stock under the Career Education Corporation 1995 Stock Option Plan, the Career Education Corporation 1998 Employee Incentive Compensation Plan and the Career Education Corporation 1998 Non-Employee Directors' Stock Option Plan.

(2)
Includes shares available for future issuance under the Career Education Corporation 1995 Stock Option Plan, the Career Education Corporation 1998 Employee Incentive Compensation Plan, the Career Education Corporation 1998 Non-Employee Directors' Stock Option Plan and the Career Education Corporation 1998 Employee Stock Purchase Plan; excludes securities reflected in column (a). In addition to stock options, the Career Education Corporation 1998 Employee Incentive Compensation Plan provides for the issuance of stock appreciation rights, restricted stock, deferred stock, stock, dividend equivalents, other stock-based awards, performance awards or cash incentive awards. 708,690 shares remain available under the Career Education Corporation 1998 Employee Incentive Compensation Plan for the issuance of stock appreciation rights, restricted stock, deferred stock, stock, dividend equivalents, other stock-based awards, performance awards or cash incentive awards.

(3)
We have an agreement with Le Cordon Bleu Limited that gives us the exclusive right to use the Le Cordon Bleu trade name in the United States and Canada. Under this agreement, we pay Le Cordon Bleu Limited royalties based on eligible culinary revenues collected from students enrolled in Le Cordon Bleu culinary programs at our schools. On August 30, 2002, we issued an option to purchase 200,000 shares of our common stock to Le Cordon Bleu Limited in connection with an amendment to this license agreement. The option is immediately exercisable at an exercise price per share of $19.60 and expires on August 29, 2012. The exercise price of the option represents 90 percent of the average closing sale price of our common stock during the five trading days ended August 29, 2002. The option was issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933. The issuance was made without general solicitation or advertising. This option amount has been adjusted to reflect our 2-for-1 stock splits effected in the form of stock dividends in August 2003.

        Employment Agreements—CEC and CEC Employee Group, LLC, a wholly-owned subsidiary of CEC, entered into an employment agreement dated August 1, 2000 with John M. Larson. The agreement was scheduled to terminate on December 31, 2003 but was automatically renewed for an additional year on January 1, 2002 and again on January 1, 2003 (extending the current term to December 31, 2005). The agreement will continue to automatically renew for successive one year periods on each succeeding January 1st, unless CEC or Mr. Larson provide written notice of termination. The agreement provides for an initial annual base salary of $450,000 plus bonus compensation based upon annual quantitative and qualitative performance targets as established by the Board of Directors. The agreement provides for the payment of two years salary and average bonus and a continuation of benefits for two years following Mr. Larson's termination of employment with us, other than termination by us for Cause or termination by Mr. Larson without Good Reason. The agreement also provides for the payment of three years salary and average bonus and a continuation of benefits for three years following Mr. Larson's termination of employment with us in anticipation of a change of control or after a change of control. In the event that any payment by CEC to Mr. Larson is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), then Mr. Larson shall be entitled to receive an additional payment in an amount such that after payment by Mr. Larson of all applicable taxes, Mr. Larson retains an amount equal to the amount he would have retained had no excise tax been imposed. The agreement also prohibits Mr. Larson from disclosing confidential information and from engaging in activities competitive with CEC for a period which includes the term of his employment with CEC or service as one of CEC's directors and continues for two years thereafter. However, if Mr. Larson's employment with CEC is terminated by CEC in anticipation of a change of control or after a change of control and CEC pays three years salary and average bonus, the non-competition period extends to three years after the termination of employment.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

        The Compensation Committee of the Board of Directors (the "Compensation Committee") is comprised solely of "independent" directors, as that term is defined in the Nasdaq listing standards, as well as under Rule 16b-3 of the Exchange Act and Section 162(m) of the Internal Revenue Code. The Compensation Committee establishes CEC's compensation strategy and policies and determines the nature and amount of all compensation for CEC's executive officers. The objectives of the Board of Directors in determining the levels and components of executive and key employee compensation are to (i) attract, motivate and retain talented and dedicated executive officers and other key employees, (ii) provide executive officers and other key employees with both cash and equity incentives to further the interests of CEC and its stockholders and (iii) compensate executive officers and other key employees at levels comparable to those of other comparable companies. The Compensation Committee retained Mercer Human Resource Consulting to review its compensation program in 2003 to ensure that it (i) aligns compensation with responsibility, (ii) provides for a competitive sharing of future increases in stockholder value with key executives and employees and (iii) is consistent with CEC's strategic and financial goals. Generally, the compensation of all executive officers and other key employees is composed of a base salary plus targeted bonuses based upon achievement of specified goals. In addition, stock options are granted to provide the opportunity for compensation based upon the performance of the Common Stock over time.

        In determining the base salaries of the executive officers in 2003, the Board of Directors considered the performance of each executive, the nature of the executive's responsibilities, the salary levels of executives at comparable publicly-held companies and CEC's general compensation practices. Based on these criteria, effective January 1, 2004, the base salary of Mr. Larson was increased from $750,000 to $900,000, the base salary of Mr. Fluge was increased from $360,000 to $410,000, the base salary of Mr. Pesch was increased from $360,000 to $400,000, the base salary of Mr. Gruver was increased from $360,000 to $390,000, and the base salary of Mr. Steele was increased from $280,000 to $335,000. The base salaries of the executive officers are effective until changed at the discretion of the Compensation Committee.

        Discretionary bonuses for executive officers are directly tied to achievement of specified goals of CEC and are a function of the criteria which the Compensation Committee believes appropriately takes into account the specified areas of responsibility of the particular officer. Targets for discretionary bonuses are determined based on a percentage of the employee's base salary. Various executive officers and key employees were awarded cash bonuses in 2003 for their contributions. For 2003, the Compensation Committee paid bonuses of $762,500 to Mr. Larson, $516,000 to Mr. Fluge, $366,000 to Mr. Pesch, $291,000 to Mr. Gruver, and $293,000 to Mr. Steele.

        Periodically, the Compensation Committee also grants stock options to executive officers and other key employees in order to provide a long-term incentive, which is directly tied to the performance of CEC's Common Stock. These options provide an incentive to maximize stockholder value because they reward option holders only if stockholders also benefit. The exercise price of these stock options is the fair market value of the Common Stock on the date of grant. In general, the options vest in equal annual installments over a four year period beginning one year after the date of grant. Vesting periods are used to retain key employees and to emphasize the long-term aspect of contribution and performance. In making stock option grants to executives and other key employees, the Compensation Committee considers a number of factors, including the performance of such persons, achievement of specific delineated goals, the responsibilities and the relative position of such persons within CEC, review of compensation of executives and key employees in comparable companies and review of the number of stock options each such person currently possesses. In 2003, the Compensation Committee granted 150,000 stock options to Mr. Larson, 80,000 stock options to each of Messrs. Fluge, Gruver and Pesch, and 48,000 stock options to Mr. Steele.

Compliance with Section 162(m)

        The Compensation Committee currently intends for all compensation paid to the Named Officers to be tax deductible to CEC pursuant to Section 162(m) of the Code ("Section 162(m)"). Section 162(m) provides that compensation paid to the Named Officers in excess of $1,000,000 cannot be deducted by CEC for Federal income tax purposes unless, in general, such compensation is performance based, is established by a committee of independent directors, is objective and the plan or agreement providing for such performance based compensation has been approved in advance by stockholders. The Compensation Committee believes that the requirements of Section 162(m) are uncertain at this time and may arbitrarily impact CEC. In the future, the Compensation Committee may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m) if in its judgment, after considering the additional costs of not satisfying Section 162(m), such program is appropriate.

COMPENSATION COMMITTEE

Robert E. Dowdell (Chairman)
Thomas B. Lally
Wallace O. Laub

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Robert E. Dowdell, Thomas B. Lally and Wallace O. Laub served as members of the Compensation Committee during 2003.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

        The Board of Directors maintains an Audit Committee comprised of three non-employee members of the Board of Directors. After reviewing the qualifications of the current members of the committee, and any relationships they may have with CEC that might affect their independence from CEC, the Board of Directors has determined that (1) all current members of the Audit Committee are "independent" as that concept is defined in Section 10A of the Exchange Act, (2) all current members of the Audit Committee are "independent" as that concept is defined in the Nasdaq listing standards, (3) all current members of the Audit Committee are financially literate, and (4) Mr. Chookaszian and Mr. Ogata both qualify as audit committee financial experts under the applicable rules promulgated pursuant to the Exchange Act.

        The members of the Audit Committee are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent auditors, nor can the Audit Committee certify that the independent auditors are "independent" under applicable rules. The Audit Committee serves in a board-level oversight role in which it provides advice, counsel and direction to management and the auditors based on the information it receives, on discussions with management and the auditors, and on the members of the Audit Committee's experience in business, financial and accounting matters. The Audit Committee has the authority to engage its own outside advisors, apart from counsel or advisors hired by management, as it determines appropriate, including experts in particular areas of accounting. Management is responsible for the reporting processes and preparation and presentation of financial statements and the implementation and maintenance of internal controls. CEC's independent auditors are responsible for expressing an opinion on the conformity of CEC's audited financial statements to generally accepted accounting principles in the United States.

        In accordance with its written charter adopted by the Board of Directors, attached as Exhibit A to this Proxy Statement, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

  (1)
  reviewed and discussed the audited financial statements with management;

  (2)
  discussed with Ernst & Young LLP the material required to be discussed by Statement on Auditing Standards No. 61; and

  (3)
  reviewed the written disclosures and the letter from Ernst & Young LLP required by the Independence Standards Board's No. 1, and discussed with Ernst & Young LLP any relationships that may impact their objectivity and independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Commission.

AUDIT COMMITTEE

Keith K. Ogata (Chairman)
Dennis H. Chookaszian (since January 24, 2003)
Robert E. Dowdell (through January 24, 2003)
Thomas B. Lally

Principal Accountant Fees and Services

        Ernst & Young LLP acts as the principal auditor for CEC and also provides certain audit-related, tax and other services. The Audit Committee pre-approves all services provided by Ernst & Young LLP to CEC. In some cases, this pre-approval is accomplished through policies and procedures adopted by the Audit Committee during the year ended December 31, 2003. These policies and procedures provide a detailed description of the services that may be performed, as well as limits on the fees for the services. In pre-approving services, the Audit Committee considers whether such services are consistent with the SEC's rules on auditor independence. The fees for the services provided by Ernst & Young LLP to CEC in the years ended December 31, 2003 and December 31, 2002, respectively, were as follows:

        Audit Fees were $750,000 and $615,000 for the years ended December 31, 2003 and December 31, 2002, respectively. Audit Fees consisted of audit work performed in the preparation of financial statements, quarterly financial statement reviews, statutory audits, consultation regarding financial accounting and/or reporting standards and filings with the Securities and Exchange Commission.

        Audit-Related Fees were $850,000 and $741,000 for the years ended December 31, 2003 and December 31, 2002, respectively. Audit-Related Fees consisted of services that are traditionally performed by the independent auditor, including employee benefit plan audits and due diligence related to mergers, acquisitions and other matters. The fees also included services associated with assisting the company in preparing for Section 404 of the Sarbanes-Oxley Act.

        Tax Fees were $899,000 and $743,000 for the years ended December 31, 2003 and December 31, 2002, respectively. Tax Fees consisted of all services performed by the independent auditor's tax personnel, except those related to the audit of financial statements, and include tax compliance, tax consulting, tax planning and non-recurring projects.

        All Other Fees were $432,000 and $288,000 for the years ended December 31, 2003 and December 31, 2002, respectively. All Other Fees are associated with non-audit-related company formation and other services.

Financial Information Systems Design and Implementation Fees

        There were no fees billed by Ernst & Young LLP for professional services rendered in connection with financial information systems design and implementation services during the fiscal years ended December 31, 2003 and December 31, 2002.

Change in Independent Public Accountants

        On March 25, 2002, the Board of Directors and the Audit Committee dismissed Arthur Andersen LLP as CEC's independent public accountants and engaged Ernst & Young LLP to serve as CEC's independent public accountants for the fiscal year 2002. This determination followed CEC's decision to seek proposals from independent accountants to audit its financial statements, and was approved by CEC's Board of Directors upon the recommendation of its Audit Committee. The engagement of Ernst & Young LLP to serve as CEC's independent public accountants for the fiscal year 2004 has been submitted to the stockholders for ratification. See "Proposal 4—Ratification of Appointment of Auditors."

        Arthur Andersen LLP's reports on CEC's consolidated financial statements for each of the years ended 2001, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the years ended December 31, 2001 and 2000 and through March 25, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on CEC's consolidated financial statements for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        During the years ended December 31, 2001 and 2000 and through the date of the Board of Director's decision, CEC did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on CEC's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

PERFORMANCE GRAPH

        The following graph shows a comparison of cumulative total returns for CEC, the Standard & Poor's 500 Index and an index of peer companies selected by CEC during the period commencing on January 1, 1999 and ending on December 31, 2003. The comparison assumes $100 was invested on January 1, 1999 in the Common Stock, the Standard & Poor's 500 Index and the index of peer companies selected by CEC and assumes the reinvestment of all dividends, if any. The companies in the peer index, all of which are education companies, are weighted according to their market capitalization as of the end of each period for which a return is indicated. Included in the peer index are: Apollo Group Inc., Corinthian Colleges, Inc., DeVry Inc., Education Management Corporation, ITT Educational Services, Inc., and Strayer Education, Inc. The performance graph begins with CEC's $3.75 per share closing price on December 31, 1998 (as adjusted to reflect the 2-for-1 stock splits effected in the form of stock dividends paid on August 25, 2000, on October 1, 2001, and on August 22, 2003).

Comparison of Cumulative Total Return Since January 1, 1999
Career Education Corporation, S&P 500 Index and Peer Index

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

        The following table sets forth, as of March 23, 2004, certain information with respect to the beneficial ownership of the Common Stock by (i) each person known by CEC to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Company director, (iii) each of the Named Officers and (iv) all Company executive officers and directors as a group.

Name	Number of Shares Beneficially Owned(1)	Percent of Shares Beneficially Owned
Lone Pine Capital LLC(2)	9,725,886	9.7%
Putnam Investments(3)	7,172,520	7.1
Massachusetts Financial Services Company(4)	6,346,170	6.3
John M. Larson(5)	1,638,028	1.6
Patrick K. Pesch(6)	367,400	*
Dennis H. Chookaszian(7)	47,999	*
Robert E. Dowdell(8)	306,314	*
Nick Fluge(9)	201,142	*
Jacob P. Gruver(10)	284,156	*
Thomas B. Lally(11)	172,000	*
Wallace O. Laub(12)	76,584	*
Keith K. Ogata(13)	120,000	*
Todd Steele(14)	323,814	*
All directors and executive officers as a group (13 persons)	3,965,352	3.9

*
Denotes beneficial ownership less than one percent.

(1)
Beneficial ownership is determined in accordance with the rules of the Commission. Under these rules, the number of shares beneficially owned by a person and the percentage ownership of that person includes shares of Common Stock that the person can vote or transfer, as well as shares subject to options held by that person that are currently exercisable or exercisable within 60 days of March 23, 2004.

(2)
As reported on a Schedule 13G/A filed with the Commission on February 13, 2004 jointly by Lone Spruce, L.P. ("Lone Spruce"), Lone Balsam, L.P. ("Lone Balsam"), Lone Sequoia, L.P. ("Lone Sequoia"), Lone Pine Associates LLC ("Lone Pine"), Lone Pine Capital LLC ("Lone Pine Capital"), and Stephen F. Mandel, Jr. ("Mandel"). According to the Schedule 13G/A: (a) Lone Spruce has shared voting and shared dispositive power with respect to 259,504 shares of common stock, (b) Lone Balsam has shared voting and shared dispositive power with respect to 569,425 shares of common stock, (c) Lone Sequoia has shared voting and shared dispositive power with respect to 475,720 shares of common stock, (d) Lone Pine has shared voting and shared dispositive power with respect to 1,304,649 shares of common stock, (e) Lone Pine Capital has shared voting and shared dispositive power with respect to 8,421,237 shares of common stock and (f) Mandel has shared voting and shared dispositive power with respect to 9,725,886 shares of common stock. The address of each of Lone Spruce, Lone Balsam, Lone Sequoia, Lone Pine, Lone Pine Capital and Mandel is Two Greenwich Plaza, Greenwich, Connecticut 06830.

(3)
As reported on a Schedule 13G/A filed with the Commission on February 13, 2004 jointly by Putnam, LLC d/b/a Putnam Investments ("PI"), Marsh & McLennan Companies, Inc. ("MMC"), Putnam Investment Management, LLC ("PIM") and The Putnam Advisory Company, LLC ("PAC"). According to the Schedule 13G/A: (a) PI has shared voting power with respect to 484,844 shares and shared dispositive power with respect to 7,172,520 shares of common stock, (b) PIM has shared voting power with respect to 251,680 shares and shared dispositive power with respect to 6,739,585 shares of common stock and (c) PAC has shared voting power with respect to 233,164 shares and shared dispositive power with respect to 432,935 shares of common stock. The address of each of PI, PIM and PAC is One Post Office Square, Boston, Massachusetts 02109 and the address of MMC is 1166 Avenue of the Americas, New York, New York 10036.

(4)
As reported on a Schedule 13G filed with the Commission on February 11, 2004 by Massachusetts Financial Services Company ("MFS"). According to the Schedule 13G: MFS has sole voting power with respect to 6,102,790 shares of common stock and sole dispositive power with respect to 6,346,170 shares of common stock. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

(5)
Includes 1,575,500 shares of Common Stock which may be acquired by Mr. Larson upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 23, 2004.

(6)
Includes 21,600 shares of Common Stock held by Mr. Pesch's individual retirement account, 8,800 shares of Common Stock held by Cathy Pesch's individual retirement account (Cathy Pesch is Mr. Pesch's spouse), 8,000 shares of Common Stock held in a joint account with Cathy Pesch and 329,000 shares of Common Stock which may be acquired upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 23, 2004.

(7)
Includes 47,999 shares of Common Stock which may be acquired by Mr. Chookaszian upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 23, 2004.

(8)
Includes 22,672 shares of Common Stock held by Mr. Dowdell, as Custodian for Brian M. Dowdell under the Uniform Transfers to Minors Act; 16,272 shares of Common Stock held by Mr. Dowdell, as Custodian for Sharon T. Dowdell under the Uniform Transfers to Minors Act; 64,100 shares of Common Stock held by RGD Partners, L.P. for whom Mr. Dowdell is a general partner; 73,270 shares of Common Stock held indirectly by the Robert E. and Grace Dowdell Living Trust dated July 11, 1991 for which Mr. Dowdell is a Co-Trustee; and 130,000 shares of Common Stock which may be acquired by Mr. Dowdell upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 23, 2004.

(9)
Includes 193,000 shares of Common Stock which may be acquired by Mr. Fluge upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 23, 2004.

(10)
Includes 225,000 shares of Common Stock which may be acquired by Mr. Gruver upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 23, 2004.

(11)
Includes 152,000 shares of Common Stock which may be acquired by Mr. Lally upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 23, 2004.

(12)
Includes 28,544 shares of Common Stock held by Mr. Laub as Co-Trustee of the Wolcon Living Trust established August 18, 1997; 40 shares of Common Stock held by Constance Laub, which shares Mr. Laub expressly disclaims beneficial ownership; and 48,000 shares of Common Stock which may be acquired by Mr. Laub as Co-Trustee of the Wolcon Living Trust upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 23, 2004.

(13)
Includes 80,000 shares of Common Stock which may be acquired by Mr. Ogata upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 23, 2004.

(14)
Includes 279,000 shares of Common Stock which may be acquired by Mr. Steele upon exercise of stock options which are currently exercisable within 60 days of March 23, 2004.

PROPOSAL 2
APPROVAL OF SIXTH AMENDMENT TO THE CAREER EDUCATION
CORPORATION 1998 EMPLOYEE INCENTIVE COMPENSATION PLAN

        The stockholders are asked to consider and vote to approve the proposal to amend the Incentive Compensation Plan to authorize the addition of 4,000,000 shares of Common Stock authorized for issuance under the Incentive Compensation Plan.

        The Board of Directors recommends approval of the Incentive Compensation Plan Amendment. Unless otherwise directed, proxies will be voted "FOR" approval of the Incentive Compensation Plan Amendment. Abstentions and broker non-votes will not constitute or be counted as "votes" cast for purposes of the Annual Meeting.

Background

        CEC's Board of Directors and stockholders adopted the Incentive Compensation Plan, effective as of January 28, 1998, adopted the first and second amendments thereto, effective May 20, 1999, adopted the third amendment thereto, effective May 12, 2000, adopted the fourth amendment thereto, effective April 5, 2002 and adopted a fifth amendment thereto, effective May 19, 2003. Pursuant to the terms of the fifth amendment, certain limitations were placed on the terms of issuance of restricted stock and, as described below, the option exercise price per share for option grants may not be less than the fair market value per share on the date of grant and repricing of stock options is prohibited. A total of 18,800,000 shares of Common Stock have been authorized and reserved for issuance under the Incentive Compensation Plan.

        On February 27, 2004, the Board of Directors approved the sixth amendment to the Incentive Compensation Stock Option Plan (the "Plan Amendment"), subject to stockholder approval at the May 21, 2004 Annual Meeting of Stockholders. The Plan Amendment will not be implemented if it is not approved by a majority of the votes cast, in person or by proxy, at the Annual Meeting. The Amendment provides for the issuance of up to an additional 4,000,000 shares under the Incentive Compensation Plan.

        The following brief summary of certain features of the Incentive Compensation Plan is qualified in its entirety by reference to the full text of the Incentive Compensation Plan, the first, second, third, fourth and fifth amendments thereto and the Plan Amendment, which are set forth in Exhibit B to this Proxy Statement.

Terms of the Incentive Compensation Plan

        The Incentive Compensation Plan provides for the issuance of options to purchase up to 18,800,000 shares of Common Stock, which shares are reserved and available for purchase upon the exercise of such options granted under the Incentive Compensation Plan. As of January 1, 2004, options to purchase 20,580,000 shares of Common Stock had been granted under the Incentive Compensation Plan (of which options to purchase 2,488,690 shares of Common Stock had been cancelled), leaving 708,690 shares available for future awards. As of December 31, 2003, 8,589,202 of these options had been exercised. The number of shares referenced herein were determined after giving effect to the 2-for-1 stock splits effected in the form of stock dividends paid on August 25, 2000, on October 1, 2001, and on August 22, 2003.

        The Incentive Compensation Plan provides for the issuance of awards in a variety of forms, including (i) nonqualified and incentive stock options for the purchase of Common Stock, (ii) stock appreciation rights, (iii) restricted stock, (iv) deferred stock, (v) dividend equivalents, (vi) other stock-based awards, (vii) performance awards and (viii) cash incentive awards. Directors, officers and employees of, and consultants to, CEC or any subsidiary of CEC are eligible to participate in the

Incentive Compensation Plan. Options granted will provide for the purchase of Common Stock at prices determined by the Compensation Committee, provided that the option exercise price may not be less than the fair market value of the Common Stock on the date the stock option is granted. Except for adjustments pursuant to the anti-dilution provisions of the Incentive Compensation Plan, the option exercise price for any outstanding stock option granted may not be decreased after the date of grant and no outstanding stock option granted may be surrendered to CEC as consideration for the grant of a new stock option with a lower exercise price. The Board of Directors believes that the Incentive Compensation Plan will better align the interests of CEC's officers, employees and consultants with the interests of CEC's stockholders. In adopting the Plan Amendment, the Board of Directors noted that many other companies have adopted equity plans to compensate their officers, employees and consultants and believes that such a plan is appropriate to attract and retain well-qualified persons for service as officers, employees and consultants.

        The Incentive Compensation Plan is administered by the Compensation Committee. The Compensation Committee is authorized to construe the provisions of the Incentive Compensation Plan and to adopt and amend rules and regulations for administering the Incentive Compensation Plan, subject to stockholder approval if required by applicable law. No amendment may impair the rights of a holder of an outstanding option without the consent of such holder.

        The Compensation Committee has the authority to grant awards under the Incentive Compensation Plan to directors, officers and employees of, and consultants to, CEC or any subsidiary of CEC. In determining the terms and conditions of the awards, the Compensation Committee may give consideration to the person's functions and responsibilities, the person's contributions to CEC and its subsidiaries, the value of the individual's service to CEC and its subsidiaries and other factors deemed relevant by the Compensation Committee.

        In the event of any stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of CEC, corporate separation or division of CEC, sale by CEC of all or a substantial portion of its assets, reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company stock offering or event involving CEC and having an effect similar to any of the foregoing, the Committee will adjust or substitute, as the case may be, the aggregate number of shares of Common Stock subject to the Incentive Compensation Plan and the number and exercise price of shares subject to outstanding awards; provided, however, that any fractional shares resulting from such adjustment will be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as may be determined by the Board of Directors.

Change in Control

        Upon the occurrence of a Change in Control (as defined in the Incentive Compensation Plan), all unexercised stock options and stock appreciation rights will become immediately exercisable, all restrictions and deferral limitations on any deferred stock, restricted stock or other award shall lapse and all performance goals and other conditions with respect to any outstanding performance award or cash incentive award shall be deemed to have been satisfied in full. In addition, after a Change in Control an employee will have the right to surrender all or part of the outstanding options and receive cash from CEC in the following amount for each award: (i) the excess of the Change in Control Price (as defined in the Incentive Compensation Plan) over the exercise price of the option multiplied by (ii) the number of shares of Common Stock subject to the award.

New Plan Benefits

        It cannot be determined at this time what grants, if any, will be made to any person or group of persons under the Incentive Compensation Plan if the Plan Amendment is approved by our stockholders. If the Plan Amendment had been in effect for our last fiscal year, the amount of grants under the Incentive Compensation Plan would not have differed from the grants actually made.

Discussion of Federal Income Tax Consequences

        The following summary of tax consequences is not comprehensive and is based on laws and regulations in effect on January 1, 2004. Such laws and regulations are subject to change.

        A person granted an option under the Incentive Compensation Plan does not recognize taxable income upon grant, and CEC is not entitled to a deduction for Federal income tax purposes upon such grant. Upon exercise of the option, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price (the "spread") will generally be taxable to the grantee as compensation income and will generally be deductible for tax purposes by CEC. In determining the amount of the spread or the amount of consideration paid to the grantee, the fair market value of the Common Stock on the date of exercise is used. CEC, in computing its Federal income tax, will be entitled to a deduction in an amount equal to the compensation taxable to the grantee. The dispositions of shares acquired upon exercise of a stock option will generally result in a capital gain or loss for the grantee, but will have no tax consequences for CEC.

        In the event any payments or rights accruing to a grantee upon a Change in Control, or any other payments awarded under the Incentive Compensation Plan, constitute "parachute payments" under Section 280G of the Internal Revenue Code, depending upon the amount of such payments accruing and the other income of the grantee from CEC, the grantee may be subject to an excise tax (in addition to ordinary income tax) and CEC may be disallowed a deduction for the amount of the actual payment.

        The Board of Directors recommends that the stockholders vote FOR approval of the Plan Amendment.

PROPOSAL 3
AMENDMENT TO THE CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

  GENERAL

        The Company's Amended and Restated Certificate of Incorporation currently authorizes the issuance of 150,000,000 shares of Common Stock. On February 27, 2004, the Board of Directors adopted a resolution proposing that the Amended and Restated Certificate of Incorporation be amended to increase the authorized number of shares of Common Stock to 300,000,000 shares, subject to stockholder approval of the amendment. No changes will be made to the number of authorized shares of the Company's Preferred Stock.

  CURRENT USE OF SHARES

        As of March 23, 2004, the Company had 100,427,340 shares of Common Stock outstanding. In addition, as of such date, there were 498,672 shares reserved for issuance under the Directors' Plan, 948,216 shares reserved for issuance under the various employee stock option plans and 2,932,685 shares reserved for issuance under the Career Education Corporation 1998 Employee Stock Purchase Plan. Based upon the foregoing number of outstanding and reserved shares of Common Stock, the Company has 45,193,087 shares remaining available for other purposes.

  PROPOSED AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

        The proposed amendment provides that subparagraph A of Article IV of the Amended and Restated Certificate of Incorporation be amended to read in its entirety as follows:

  "A.
  Authorized Capital Stock.

          Effective upon the filing of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, the Corporation shall have authority to issue the following classes of stock, in the number of shares and at the par value as indicated opposite the name of the class:

CLASS	NUMBER OF SHARES AUTHORIZED	PAR VALUE PER SHARE
Common Stock	300,000,000	$0.01
Preferred Stock	1,000,000	$0.01	"

  PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

        The Board of Directors believes that it is in the Company's best interest to increase the number of shares of Common Stock that the Company is authorized to issue in order to give the Company additional flexibility to maintain a reasonable stock price with future stock splits and stock dividends. For example, under the current Amended and Restated Certificate of Incorporation, the Board of Directors may not authorize future stock splits or declare additional stock dividends without first soliciting and obtaining stockholder approval if following such action the total number of shares of Common Stock outstanding and reserved for issuance would exceed 150,000,000 shares. Under the Amended and Restated Certificate of Amendment, as proposed to be amended, the Board of Directors would have the flexibility to authorize stock splits and declare stock dividends resulting in outstanding and reserved shares of Common Stock of up to 300,000,000 shares.

        The Board of Directors also believes that the availability of additional authorized but unissued shares of Common Stock will provide the Company with the flexibility to issue Common Stock for other corporate purposes which may be identified in the future, such as to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, and to adopt additional employee benefit plans or reserve additional shares for issuance under such plans. The Board of Directors has no immediate plans, understandings, agreements or commitments to issue these additional shares of Common Stock for any purpose.

        The Board of Directors believes that the proposed increase in the authorized Common Stock will make available sufficient shares for use should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. No additional action or authorization by the Company's stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the Common Stock is then listed or quoted.

        Under the Company's Amended and Restated Certificate of Incorporation, the Company's stockholders do not have preemptive rights with respect to Common Stock. Thus, should the Board of Directors elect to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on earnings per share, voting power, and share holdings of current stockholders.

        The proposed amendment to increase the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. For example, in the event of a hostile attempt to take over control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing shares of the Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The Amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed Amendment may limit the opportunity for the Company's stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting the Company's current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company's business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

        The Board of Directors recommends that the stockholders vote FOR the proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock from 150,000,000 shares to 300,000,000 shares.

PROPOSAL 4
RATIFICATION OF APPOINTMENT OF AUDITORS

        The Audit Committee of the Board of Directors has appointed Ernst & Young LLP, independent certified public accountants, to serve as independent auditors of CEC for the year ending December 31, 2004. This firm has audited the accounts of CEC since 2002.

        Stockholder ratification of the selection of Ernst & Young LLP as CEC's independent auditors is not required by CEC's By-Laws or otherwise. However, the Board of Directors has determined to afford stockholders the opportunity to express their opinions on the matter of auditors, and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Board of Directors' appointment of Ernst & Young LLP. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Ernst & Young LLP, the Audit Committee will consider other independent auditors. Notwithstanding this selection, and the ratification of this selection by stockholders, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of CEC and its stockholders.

        It is expected that representatives of Ernst & Young LLP will be present at the meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

        The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of Ernst & Young LLP as the independent auditors of CEC's financial statements for the year ended December 31, 2004.

MISCELLANEOUS AND OTHER MATTERS

        Solicitation—The cost of this proxy solicitation will be borne by CEC. CEC has retained MacKenzie Partners, Inc., a professional proxy solicitation firm, at an estimated cost of $6,500, plus reimbursement of expenses, to assist it in soliciting proxies from brokers, nominees, institutions and individuals. CEC may also request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at CEC's expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by CEC for their reasonable out-of-pocket expenses of solicitation. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by directors, officers or other regular employees of CEC. No additional compensation will be paid to directors, officers or other regular employees for such services.

        Proposals of Stockholders—Proposals of stockholders intended to be considered for inclusion in the Company's proxy statement and proxy for the 2005 Annual Meeting of Stockholder must be received by the Secretary of CEC not less than 120 days prior to April 19, 2005. Proposals of stockholders intended to be considered at CEC's 2005 Annual Meeting of Stockholders must be received by the Secretary of CEC not less than 90 days prior to April 19, 2005.

        Stockholders Sharing an Address—In accordance with notices sent to beneficial stockholders sharing a single address, we are sending only one Summary Annual Report to Stockholders, Form 10-K and Proxy Statement to that address unless we received contrary instructions from any beneficial stockholder at that address. This "householding" practice reduces our printing and postage costs. However, if a beneficial stockholder at such an address wishes to receive a separate Summary Annual Report to Stockholders, Form 10-K or Proxy Statement this year or in the future, he or she may contact us as 847-585-3899 or may write to us at Investor Relations, Career Education Corporation, 2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL 60195.

        Other Business—The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in CEC's Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxy will vote as the Board of Directors directs.

        Additional Information—CEC will furnish, without charge, a copy of its Annual Report on Form 10-K for its year ended December 31, 2003, as filed with the Commission, upon the written request of any person who is a stockholder as of the Record Date, and will provide copies of the exhibits to such Form 10-K upon payment of a reasonable fee which shall not exceed CEC's reasonable expenses in connection therewith. Requests for such materials should be directed to Career Education Corporation, 2895 Greenspoint Parkway, Suite 600, Hoffman Estates, Illinois 60195, Attention: Investor Relations Department. Such information may also be obtained free of charge by accessing the Commission's web site at www.sec.gov.

By order of the Board of Directors,

PATRICK K. PESCH Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Hoffman Estates, Illinois
April 16, 2004

ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE,
DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

EXHIBIT A

CAREER EDUCATION CORPORATION

THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

CHARTER

        The primary purpose of the Audit Committee ("Committee") of the Board of Directors ("Board") is to assist the Board in fulfilling its oversight functions to the Company's stockholders, potential stockholders and the investment community relating to accounting, reporting practices, and the quality and integrity of the financial reports and other publicly disseminated financial information of the Company.

COMPOSITION

        The Committee shall be comprised of three or more directors, as determined by the Board, each of whom shall be "independent," as required by applicable securities laws, rules and regulations, the rules of the NASDAQ National Market or of any securities exchange or market on which securities of the Company are listed, and any other applicable requirements. Each committee member shall also be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

        All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. At least one member of the Committee shall have accounting or related financial management expertise consisting of employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES

        The Committee will meet four times per year, or more frequently as circumstances require at the discretion of the Committee. The Chairman of the Committee will approve the agenda for each meeting. Minutes of each meeting shall be recorded. In certain circumstances, the Chairman of the Committee may represent or act on behalf of the entire Committee. The Committee shall, after each meeting, report its activities, findings and conclusions to the full Board of Directors and shall ensure that the full Board of Directors is fully informed of the Company's accounting policies and related issues. Attendees at Committee meetings will generally include the Public Accountants, the Chief Financial Officer and the Controller, and any other member(s) of management or others who may provide pertinent information. The Committee will:

Financial Information and Reports

(1)
Review the significant accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with generally accepted accounting principles ("GAAP").

(2)
Review and discuss with management the Company's year-end audited financial statements and related footnotes, and the opinion rendered by the Public Accountants prior to filing or distribution.

(3)
Discuss the results of the year-end audit separately with the Public Accountants and management prior to releasing year-end earnings in accordance with the quality of accounting policies and disclosures set forth in Statement on Auditing Standards No. 61.

(4)
Prepare any audit committee reports or other audit committee related disclosure, in filings with the Securities and Exchange Commission or otherwise, required by applicable securities laws, rules and regulations or by the rules of any securities exchange or market on which securities of the Company are listed, including a report to be included in the Company's Annual Stockholders Meeting Proxy Statement stating whether the Committee has (i) reviewed and discussed the audited financial statement with management, (ii) discussed with the Public Accountants the matters required to be discussed by Statement on Auditing Standards No. 61, (iii) received from the Public Accountants disclosures regarding their independence required by Independence Standards Board Standard No. 1 and (iv) discussed with the Public Accountants their independence. The Proxy Statement shall also contain a statement as to whether the Committee members are independent and that the Committee has adopted a charter.

(5)
Review significant financial reports to be released to the public, or filed with the Securities and Exchange Commission, prior to such distribution or filing.

(6)
Review with financial management and the Public Accountants the Company's earnings releases prior to their dissemination and to the extent there are significant accounting matters in a quarter, discuss such matters with the Public Accountants.

(7)
Review with the Public Accountants and Management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Public Accountants

(1)
Be directly responsible for the appointment, compensation, retention and oversight of the work of the Public Accountants, including resolution of disagreements between management and the Public Accountants regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Public Accountants shall report directly to the Audit Committee.

(2)
Review and approve the annual audit plan and fees of the Public Accountants.

(3)
Review the Public Accountant's independence and objectivity at least once annually by (i) inquiring into matters such as all relationships between the Public Accountant and the Company and (ii) reviewing disclosures from the Public Accountant regarding their independence as required by Independence Standards Board Standard No. 1.

(4)
Review the effectiveness of the independent audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services being provided. The Committee may discharge the Public Accountants when circumstances warrant.

Risk Management and Controls

(1)
Inquire of management and the Public Accountant about significant risks or exposures and assess the steps which management has taken to minimize such risks and monitor control of these areas.

(2)
Review with the Public Accountant and the Chief Financial Officer and Controller their findings on the adequacy and effectiveness of internal controls and their recommendations for improving the internal control environment. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

(3)
Conduct private sessions with the Public Accountant, the Chief Financial Officer and Controller, financial management, and any other party or person so as to ensure that information is adequately flowing to the Committee.

(4)
Review with the Chief Financial Officer and Controller the annual audit plan, significant findings from specific audits and the coordination of audit coverages with the Public Accountant.

(5)
Periodically review with the Company's legal counsel any matters that could have a significant impact on the Company's financial statements, such as compliance with laws and regulation, litigation, and inquiries received from governmental agencies and regulators.

(6)
Review and approve the appointment, replacement, reassignment, or dismissal of the Chief Financial Officer.

(7)
Annually review with the officer responsible for financial aid and regulatory affairs the results of financial aid audits.

(8)
Periodically conduct private sessions with the officer responsible for financial aid and regulatory affairs to discuss significant financial aid issues.

Complaints

(1)
Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

(2)
Establish procedures for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

General

(1)
Conduct or authorize investigations into any matters within the Committee's scope of responsibilities.

(2)
Retain independent counsel, accountants, or others, as it determines necessary to carry out its duties and approve fees of such advisors.

(3)
Determine appropriate funding, which the Company shall provide, for payment of: (i) compensation to the Public Accountant engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

(4)
Perform such other functions assigned by law, the Company's charter or bylaws, or the Board of Directors.

(5)
The Committee will review and reassess the adequacy of the Committee Charter annually and recommend changes, if any, to the Board.

LIMITATIONS

        While the Committee has the functions set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The Company's management is principally responsible for Company accounting policies, the preparation of the financial statements and insuring that the financial statements are prepared in accordance with generally accepted accounting principles. The Company's independent accountants are responsible for auditing and attesting to the Company's financial statements and understanding the Company's system of internal control sufficient to plan and to determine the nature, timing and extent of audit procedures to be performed. The responsibility to plan and conduct audits is that of the Company's independent accountants.

        In its oversight capacity, the Committee is neither intended nor equipped to guarantee with certainty to the full Board and stockholders the accuracy and quality of the Company's financial statements and accounting practices. Nor is it the duty of the Committee to assure the Company's compliance with laws and regulations. The primary responsibility for these matters also rests with the Company's management. The Committee can do no more than rely upon information it receives, questions and assesses in fulfilling its functions.

EXHIBIT B

CAREER EDUCATION CORPORATION

1998 EMPLOYEE INCENTIVE COMPENSATION PLAN

ARTICLE III
ADMINISTRATION		B-8
3.1	Committee Structure and Authority	B-8
ARTICLE IV
STOCK SUBJECT TO PLAN		B-10
4.1	Number of Shares	B-10
4.2	Release of Shares	B-10
4.3	Restrictions on Shares	B-10
4.4	Stockholder Rights	B-10
4.5	Reasonable Efforts To Register	B-11
4.6	Anti-Dilution	B-11
ARTICLE V
ELIGIBILITY		B-11
5.1	Eligibility	B-11
5.2	Per Person Award Limitations	B-11
ARTICLE VI
STOCK OPTIONS		B-12
6.1	General	B-12
6.2	Grant and Exercise	B-12
6.3	Terms and Conditions	B-12
6.4	Termination by Reason of Death	B-13
6.5	Termination by Reason of Disability	B-14
6.6	Other Termination	B-14
6.7	Cashing Out of Option	B-14
ARTICLE VII
STOCK APPRECIATION RIGHTS		B-14
7.1	General	B-14
7.2	Grant	B-14
7.3	Terms and Conditions	B-15
ARTICLE VIII
RESTRICTED STOCK		B-16
8.1	General	B-16
8.2	Awards and Certificates	B-16
8.3	Terms and Conditions	B-16
ARTICLE IX
DEFERRED STOCK		B-17
9.1	General	B-17
9.2	Terms and Conditions	B-17
ARTICLE X
OTHER AWARDS		B-18
10.1	Bonus Stock and Awards In Lieu of Obligations	B-18
10.2	Dividend Equivalents	B-18

10.3	Other Stock-Based Awards	B-18
10.4	Performance Awards	B-18
ARTICLE XI
PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THE PLAN		B-21
11.1	Limited Transfer During Offering	B-21
11.2	Committee Discretion	B-21
11.3	No Company Obligation	B-21
ARTICLE XII
CHANGE IN CONTROL PROVISIONS		B-21
12.1	Impact of Event	B-21
12.2	Definition of Change in Control	B-22
12.3	Change in Control Price	B-22
ARTICLE XIII
MISCELLANEOUS		B-22
13.1	Amendments and Termination	B-22
13.2	Stand-Alone, Additional, Tandem, and Substitute Awards	B-23
13.3	Form and Timing of Payment Under Awards; Deferrals	B-23
13.4	Status of Awards Under Code Section 162(m)	B-23
13.5	Unfunded Status of Plan; Limits on Transferability	B-23
13.6	General Provisions	B-24
13.7	Mitigation of Excise Tax	B-25
13.8	Rights with Respect to Continuance of Employment	B-25
13.9	Awards in Substitution for Awards Granted by Other Corporations	B-25
13.10	Procedure for Adoption	B-25
13.11	Procedure for Withdrawal	B-25
13.12	Delay	B-25
13.13	Headings	B-26
13.14	Severability	B-26
13.15	Successors and Assigns	B-26
13.16	Entire Agreement	B-26

CAREER EDUCATION CORPORATION
1998 EMPLOYEE INCENTIVE COMPENSATION PLAN

ARTICLE I

ESTABLISHMENT

        1.1    Purpose.

        The Career Education Corporation 1998 Employee Incentive Compensation Plan is hereby established by Career Education Corporation. The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating those persons selected to participate in the Plan to achieve long-term growth in stockholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth. At the time the Company is a publicly held corporation, if any, it is intended that compensation awarded under the Plan qualifies for tax deductibility under Section 162(m) of the Code to the extent deemed appropriate by the Committee (as defined herein). The Plan and the grant of awards hereunder are expressly conditioned upon the Plan's approval by the stockholders of the Company. If such approval is not obtained, then this Plan and all Awards (as defined herein) hereunder shall be null and void ab initio. The Plan is adopted, subject to stockholder approval, effective as of the date of consummation of the Initial Public Offering (as defined herein).

ARTICLE II

DEFINITIONS

        For purposes of the Plan, the following terms are defined as set forth below:

        2.1   "Affiliate" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

        2.2   "Agreement" or "Award Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which an Award is granted to a Participant.

        2.3   "Award" means any Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, Stock, Dividend Equivalent, Other Stock-Based Award, Performance Award or Cash Incentive Award, together with any other right or interest granted to a Participant under the Plan.

        2.4   "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in such Participant's most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted hereunder. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

        2.5   "Board of Directors" or "Board" means the Board of Directors of the Company.

        2.6   "Cash Incentive Award" means a conditional right granted to a Participant under Section 10.4(c) hereof to receive a cash payment, unless otherwise determined by the Committee, after the end of a specified period.

        2.7   "Cause" shall mean, for purposes of whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for "cause" as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause" or a substantially equivalent term, then Cause shall mean (a) any act or omission which the Company believes is of a criminal nature and the result of which the Company believes is detrimental to the interests of the Company or an Affiliate, (b) the material breach of a fiduciary duty owing to the Company, including, without limitation, fraud or embezzlement or (c) conduct, or the omission of conduct, on the part of the Participant which constitutes a material breach of any statutory or common-law duty of loyalty to the Company or an Affiliate.

        2.8   "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 12.2 and 12.3, respectively.

        2.9   "Code" or "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, Treasury Regulations (including proposed regulations) thereunder and any subsequent Internal Revenue Code.

        2.10 "Commission" means the Securities and Exchange Commission or any successor agency.

        2.11 "Committee" means the Compensation Committee of the Board and/or such other individuals designated by the Board to administer the Plan.

        2.12 "Common Stock" means the shares of the Company's Common Stock, $.01 par value, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

        2.13 "Company" means Career Education Corporation, a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

        2.14 "Covered Employee" means a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

        2.15 "Deferred Stock" means a right, granted to a Participant under Section 9.1 hereof, to receive Common Stock, cash or a combination thereof at the end of a specified deferral period.

        2.16 "Disability" means a mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred while participating in a felony criminal offense. Determination of Disability shall be made by the Committee. Determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

        2.17 "Dividend Equivalent" means a right, granted to a Participant under Section 10.2, to receive cash, Common Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.

        2.18 "Effective Date" means the date of consummation of the Initial Public Offering.

        2.19 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        2.20 "Fair Market Value" means the value determined on the basis of the good faith determination of the Committee, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

          (a)   if the Common Stock is listed on a national securities exchange or quoted on Nasdaq, the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by Nasdaq, as the case may be;

          (b)   if the Common Stock is not listed on a national securities exchange or quoted on Nasdaq, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), or the most recent preceding date for which such quotations are reported; and

          (c)   if, on the relevant date, the Common Stock is not publicly traded or reported as described in (a) or (b), the fair market value determined in good faith by the Committee.

        2.21 "Grant Date" means the date as of which an Agreement is entered into pursuant to the Plan.

        2.22 "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" which satisfies the requirements of Section 422 of the Code.

        2.23 "Initial Public Offering" means the Company's initial public offering of Common Stock under the Securities Act.

        2.24 "Nasdaq" means The Nasdaq Stock Market, including the Nasdaq National Market.

        2.25 "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option.

        2.26 "Option Period" means the period during which an Option shall be exercisable in accordance with the related Agreement and Article VI.

        2.27 "Option Price" means the price at which the Common Stock may be purchased under an Option as provided in Section 6.3(b).

        2.28 "Other Stock-Based Awards" means Awards granted to a Participant under Section 10.3 hereof.

        2.29 "Participant" means a person who satisfies the eligibility conditions of Article V and with whom an Agreement has been entered into under the Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such Representative. The term shall also include a trust for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee. Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the person to whom the Award was originally granted.

        2.30 "Performance Award" means a right, granted to a Participant under Section 10.4 hereof, to receive Awards based upon performance criteria specified by the Committee.

        2.31 "Plan" means the Career Education Corporation 1998 Stock Incentive Compensation Plan, as herein set forth and as may be amended from time to time.

        2.32 "Representative" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a

Participant; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been permissibly transferred; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

        2.33 "Restricted Stock" means Common Stock granted to a Participant under Section 8.1 hereof, that is subject to certain restrictions and to a risk of forfeiture.

        2.34 "Retirement" means the Participant's Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such a plan, or if the Participant is not covered by such a plan, then age 65.

        2.35 "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Commission under Section 16 of the Exchange Act.

        2.36 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        2.37 "Stock Appreciation Right" means a right granted under Article VII.

        2.38 "Stock Option" or "Option" means a right, granted to a Participant under Section 6.1 hereof, to purchase Common Stock at a specified price during specified time periods.

        2.39 "Termination of Employment" means the occurrence of any act or event that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, director or employee of, or consultant to, the Company or of any subsidiary of the Company, or to be an officer, director or employee of, or consultant to, any entity that provides services to the Company or a subsidiary of the Company, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its subsidiaries of all businesses owned or operated by the Company or its subsidiaries. With respect to any person who is not an employee with respect to the Company, an Agreement shall establish what act or event shall constitute a Termination of Employment for purposes of the Plan. A transfer of employment from the Company to a subsidiary, or from a subsidiary to the Company, will not be a Termination of Employment, unless expressly determined by the Committee. A Termination of Employment shall occur for an employee who is employed by a subsidiary of the company if the subsidiary shall cease to be a subsidiary and the Participant shall not immediately thereafter become an employee of the Company or a subsidiary of the Company.

        2.40 "Transfer" means any sale, gift, assignment, distribution, conveyance, pledge, hypothecation, encumbrance or other transfer of title, whether by operation of law or otherwise.

        In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

ARTICLE III

ADMINISTRATION

        3.1    Committee Structure and Authority.    The Plan shall be administered by a committee (the "Committee") of the Board of Directors composed of no fewer than two directors designated by the Board of Directors. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be the acts of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Board may select different Committees to administer Awards for different classes of Participants. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

        Among other things, the Committee shall have the authority, subject to the terms of the Plan:

          (a)   to select those persons to whom Awards may be granted from time to time;

          (b)   to determine whether and to what extent Awards are to be granted hereunder;

          (c)   to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

          (d)   to determine the terms and conditions of any Award granted hereunder (including, but not limited to, any Option Price or Option Period, any exercise restriction or limitation or exercise acceleration, forfeiture or waiver, and any performance criteria);

          (e)   to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 13.1;

          (f)    to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred;

          (g)   to determine under what circumstances an Award may be settled in cash or Common Stock;

          (h)   to provide for the forms of Agreements to be utilized in connection with the Plan;

          (i)    to determine whether a Participant has a Disability or a Retirement;

          (j)    to determine what securities law requirements are applicable to the Plan, Awards and the issuance of shares of Common Stock under the Plan and to require of a Participant that appropriate action be taken with respect to such requirements;

          (k)   to cancel, with the consent of Participants or as otherwise provided in the Plan or an Agreement, outstanding Awards;

          (l)    to interpret and make final determinations with respect to the remaining number of shares of Common Stock available under this Plan;

          (m)  to require, as a condition of the exercise of an Award or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of such amount of any Federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

          (n)   to determine whether and under what circumstances a Participant has incurred a Termination of Employment;

          (o)   to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

          (p)   to determine the restrictions or limitations on the transfer of Common Stock;

          (q)   to determine whether an Award is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

          (r)   to determine the permissible methods of Award exercise and payment, including cashless exercise arrangements;

          (s)   to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and

          (t)    to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

        The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Awards granted at different times or to different Participants.

        Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion and, in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. No determination shall be subject to de novo review if challenged in court.

ARTICLE IV

STOCK SUBJECT TO PLAN

        4.1    Number of Shares.    Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 600,000 shares of Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

        4.2    Release of Shares.    Subject to Section 6.3(f), if any shares of Common Stock that are subject to any Award cease to be subject to an Award or are forfeited, if any Award otherwise terminates without issuance of shares of Common Stock being made to the Participant, or if any shares (whether or not restricted) of Common Stock are received by the Company in connection with the exercise of an Award, including the satisfaction of tax withholding, such shares, in the discretion of the Committee, may again be available for distribution in connection with Awards under the Plan.

        4.3    Restrictions on Shares.    Shares of Common Stock issued as or in conjunction with an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in an Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange or Nasdaq (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under Federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Award. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

        4.4    Stockholder Rights.    No person shall have any rights of a stockholder as to shares of Common Stock subject to an Award until, after proper exercise of the Award or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued or transferred. Upon exercise of an Award or any portion thereof, the Company will have thirty (30) days in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official stockholder records, except as provided herein or in an Agreement.

        4.5    Reasonable Efforts To Register.    The Company will use its reasonable efforts to register under the Securities Act the Common Stock delivered or deliverable pursuant to Awards on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, when the Committee, in its sole discretion, shall deem such registration appropriate. The Company will use its reasonable efforts to cause the registration statement to become effective and to file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the Award Period of the last Award outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Award.

        4.6    Anti-Dilution.    In the event, after the Effective Date, of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company stock offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Awards under the Plan, the number of shares of Common Stock covered by outstanding Awards, the exercise price per share of outstanding Awards, and performance conditions and any other characteristics or terms of the Awards as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that the Committee may limit any such adjustment so as to maintain the deductibility of the Awards under Section 162(m) and that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as shall reasonably be determined by the Committee.

ARTICLE V

ELIGIBILITY

        5.1    Eligibility.    Except as herein provided, the persons who shall be eligible to participate in the Plan and be granted Awards shall be those persons who are directors, officers, and employees of, and consultants to, the Company or any subsidiary of the Company, who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its subsidiaries. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the person's functions and responsibilities, the person's contributions to the Company and its subsidiaries, the value of the individual's service to the Company and its subsidiaries and such other factors deemed relevant by the Committee.

        5.2    Per Person Award Limitations.    In each fiscal year during any part of which this Plan is in effect, a Participant may not be granted Awards relating to more than 100,000 shares of Common

Stock, subject to adjustment as provided in Section 4.6, under each of Articles VI, VII, VIII and IX and Sections 10.1, 10.2, 10.3 and 10.4(b). In addition, the maximum aggregate amount that may be paid out as final Cash Incentive Awards or other cash Awards in any fiscal year to any Participant shall be $1,000,000.

ARTICLE VI

STOCK OPTIONS

        6.1    General.    The Committee shall have authority to grant Stock Options under the Plan at any time or from time to time. Stock Options may be either Incentive Stock Options or Non-Qualified Stock Options. An Option shall entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Option Agreement (the terms and provisions of which may differ from other Agreements), including, without limitation, payment of the Option Price.

        6.2    Grant and Exercise.    The grant of a Stock Option shall occur as of the date the Committee determines. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant. To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under such Section 422.

        6.3    Terms and Conditions.    Stock Options shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

          (a)    Option Period.    The Option Period of each Stock Option shall be fixed by the Committee; provided that no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted. In the case of an Incentive Stock Option granted to an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Period shall not exceed five (5) years from the date of grant. No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

          (b)    Option Price.    The Option Price per share of the Common Stock purchasable under an Option shall be determined by the Committee in its sole and absolute discretion; provided, however, that in the case of an Incentive Stock Option granted to an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share on the date the Option is granted.

          (c)    Exercisability.    Subject to Section 12.1, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, and, subject to the foregoing, may at any time accelerate the exercisability of any Stock Option. If the Committee intends that an Option be an Incentive Stock Option, the Committee may, in its discretion, provide that the aggregate Fair Market Value (determined at the date the Option is granted) of the Common Stock as to which such Incentive Stock Option which is exercisable for the first time during any calendar year shall not exceed $100,000.

          (d)    Method of Exercise.    Subject to the provisions of this Article VI, a Participant may exercise Stock Options, in whole or in part, at any time during the Option Period by the Participant's giving to the Company written notice of exercise on a form provided by the Committee (if available) specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If set forth in an Agreement or otherwise approved by the Committee, payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 6.3(e); (iii) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise the Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (iv) by any combination of the foregoing. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted. No shares of Common Stock shall be issued until full payment therefor, as determined by the Committee, has been made.

          (e)    Company Loan or Guarantee.    Upon the exercise of any Option and subject to the pertinent Agreement and the discretion of the Committee, the Company may at the request of the Participant:

              (i)  lend to the Participant an amount equal to such portion of the Option Price as the Committee may determine; or

             (ii)  guarantee a loan obtained by the Participant from a third-party for the purpose of tendering the Option Price.

  The terms and conditions of any loan or guarantee, including the term, interest rate and any security interest thereunder and whether the loan shall be with recourse, shall be determined by the Committee, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of the aggregate Fair Market Value per share of the Common Stock on the date of exercise, less the par value of the shares of Common Stock to be purchased upon the exercise of the Award, or the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

          (f)    Non-transferability of Options.    Except as provided herein or in an Agreement, no Stock Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable during the Participant's lifetime only by the Participant.

        6.4    Termination by Reason of Death.    Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to death, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable for a period of ninety (90) days following the date of the appointment of a Representative (or such other period or no period as the Committee may specify) or until the expiration of the Option Period, whichever period is the shorter.

        6.5    Termination by Reason of Disability.    Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable by the Participant for the period of ninety (90) days (or such other period or no period as the Committee may specify) immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter, and the Participant's death at any time following such Termination of Employment due to Disability shall not affect the foregoing. In the event of the Participant's Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

        6.6    Other Termination.    Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to Retirement or if the Termination of Employment is involuntary on the part of the Participant (but is not due to death or Disability or with Cause), any Stock Option held by such Participant shall immediately terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the a period of the ninety (90) days immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever is shorter. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment which is voluntary on the part of the Participant (and is not due to Retirement) or if the Participant's Termination of Employment is for Cause, any Stock Option held by such Participant shall terminate immediately, without any exercise thereof. The death or Disability of a Participant after a Termination of Employment otherwise provided herein shall not extend the time permitted to exercise an Option.

        6.7    Cashing Out of Option.    On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of any Stock Option to be exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is subject to the Option over the Option Price times the number of shares of Common Stock subject to the Option on the effective date of such cash-out.

ARTICLE VII

STOCK APPRECIATION RIGHTS

        7.1    General.    The Committee shall have authority to grant Stock Appreciation Rights under the Plan at any time or from time to time. Subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, a Stock Appreciation Right shall entitle the Participant to surrender to the Company the Stock Appreciation Right and to be paid therefor in shares of the Common Stock, cash or a combination thereof as herein provided, the amount described in Section 7.3(b).

        7.2    Grant.    Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan, in which case the exercise of the Stock Appreciation Right shall require the cancellation of a corresponding portion of the Stock Option, and the exercise of a Stock Option shall result in the cancellation of a corresponding portion of the Stock Appreciation Right. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right may also be granted on a stand-alone basis. Each Stock Appreciation Right granted under this Plan shall be evidenced by an Agreement, which shall embody the terms and conditions of such Stock Appreciation Right and which shall be subject to the terms and conditions set forth in this Plan.

        7.3    Terms and Conditions.    Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

          (a)    Period and Exercise.    The term of a Stock Appreciation Right shall be established by the Committee. If granted in conjunction with a Stock Option, the Stock Appreciation Right shall have a term which is the same as the Option Period and shall be exercisable only at such time or times and to the extent the related Stock Options would be exercisable in accordance with the provisions of Article VI. A Stock Appreciation Right which is granted on a stand-alone basis shall be for such period and shall be exercisable at such times and to the extent provided in an Agreement. Stock Appreciation Rights shall be exercised by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the portion of the Stock Appreciation Right to be exercised.

          (b)    Amount.    Upon the exercise of a Stock Appreciation Right granted in conjunction with a Stock Option, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or both as determined by the Committee or as otherwise permitted in an Agreement equal in value to the excess of the Fair Market Value per share of Common Stock over the Option Price per share of Common Stock specified in the related Agreement multiplied by the number of shares in respect of which the Stock Appreciation Right is exercised. In the case of a Stock Appreciation Right granted on a stand-alone basis, the Agreement shall specify the value to be used in lieu of the Option Price per share of Common Stock. The aggregate Fair Market Value per share of the Common Stock shall be determined as of the date of exercise of such Stock Appreciation Right.

          (c)    Non-transferability of Stock Appreciation Rights.    Stock Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under the Plan, unless otherwise provided in an Agreement.

          (d)    Termination.    A Stock Appreciation Right shall terminate at such time as a Stock Option would terminate under the Plan, unless otherwise provided in an Agreement.

          (e)    Effect on Shares Under the Plan.    Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4.1 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares of Common Stock covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

          (f)    Incentive Stock Option.    A Stock Appreciation Right granted in tandem with an Incentive Stock Option shall not be exercisable unless the Fair Market Value of the Common Stock on the date of exercise exceeds the Option Price. In no event shall any amount paid pursuant to the Stock Appreciation Right exceed the difference between the Fair Market Value on the date of exercise and the Option Price.

ARTICLE VIII

RESTRICTED STOCK

        8.1    General.    The Committee shall have authority to grant Restricted Stock under the Plan at any time or from time to time, either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares of Restricted Stock to be awarded to any Participant, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate (including a division or department of the Company or an Affiliate) for or within which the Participant is primarily employed or upon such other factors or criteria as the Committee shall determine. The provisions of Restricted Stock Awards need not be the same with respect to any Participant.

        8.2    Awards and Certificates.    Notwithstanding the limitations on issuance of shares of Common Stock otherwise provided in the Plan, each Participant receiving an Award of Restricted Stock shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined by the Committee. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

        8.3    Terms and Conditions.    Shares of Restricted Stock shall be subject to the following terms and conditions:

          (a)    Limitations on Transferability.    Subject to the provisions of the Plan and the Agreement, during a period set by the Committee commencing with the date of such Award (the "Restriction Period"), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber any interest in shares of Restricted Stock.

          (b)    Rights.    Except as provided in Section 8.3(a), the Participant shall have, with respect to shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Committee and subject to the Plan, cash dividends on the class of Common Stock that is the subject of the Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock, and dividends on the class of Common Stock that is the subject of the Restricted Stock payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock on which such dividends were paid.

          (c)    Acceleration.    Based on service, performance by the Participant or by the Company or an Affiliate, including any division or department for which the Participant is employed, or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of restrictions in installments and may accelerate the vesting of all or any part of any Award and waive the restrictions for all or any part of such Award.

          (d)    Forfeiture.    Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment during the Restriction Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Restricted Stock. Unless otherwise provided in an Agreement or determined by the Committee, upon a Participant's Termination of Employment for any reason during the Restriction

  Period other than death or Disability, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such Participant's Restricted Stock.

          (e)    Delivery.    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for such shares shall be delivered to the Participant.

          (f)    Election.    A Participant may elect to further defer receipt of the Restricted Stock for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made one (1) year prior to completion of the Restriction Period.

ARTICLE IX

DEFERRED STOCK

        9.1    General.    The Committee shall have authority to grant Deferred Stock under the Plan at any time or from time to time, either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any Participant, the duration of the period (the "Deferral Period") prior to which the Common Stock will be delivered, and the conditions under which receipt of the Common Stock will be deferred and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate, including a division or department of the Company or an Affiliate for or within which the Participant is primarily employed, or upon such other factors or criteria as the Committee shall determine. The provisions of Deferred Stock Awards need not be the same with respect to any Participant.

        9.2    Terms and Conditions.    Deferred Stock Awards shall be subject to the following terms and conditions:

          (a)    Limitations on Transferability.    Subject to the provisions of the Plan and the Agreement, Deferred Stock Awards, or any interest therein, may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period as defined in Section 9.2(e), where applicable), the Committee may elect to deliver Common Stock, cash equal to the Fair Market Value of such Common Stock or a combination of cash and Common Stock to the Participant for the shares covered by the Deferred Stock Award.

          (b)    Rights.    Unless otherwise determined by the Committee and subject to the Plan, cash dividends on the Common Stock that is the subject of the Deferred Stock Award shall be automatically deferred and reinvested in additional Deferred Stock, and dividends on the Common Stock that is the subject of the Deferred Stock Award payable in Common Stock shall be paid in the form of Deferred Stock of the same class as the Common Stock on which such dividends were paid.

          (c)    Acceleration.    Based on service, performance by the Participant or by the Company or the Affiliate, including any division or department for which the Participant is employed, or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of deferral limitations in installments and may accelerate the vesting of all or any part of any Award and waive the deferral limitations for all or any part of such Award.

          (d)    Forfeiture.    Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment during the Deferral Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Deferred Stock. Unless otherwise provided in an Agreement or determined by the Committee, upon a Participant's Termination of Employment for any reason during the Deferral Period other than death or Disability, the rights to the shares still covered by the Award shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining deferral limitations with respect to any or all of such Participant's Deferred Stock.

          (e)    Election.    A Participant may elect further to defer receipt of the Deferred Stock payable under an Award (or an installment of an Award) for a specified period or until a specified event (an "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made at least one (1) year prior to completion of the Deferral Period for the Award (or of the applicable installment thereof).

ARTICLE X

OTHER AWARDS

        10.1    Bonus Stock and Awards In Lieu of Obligations.    The Committee is authorized to grant Common Stock as a bonus, or to grant Common Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under other plans or compensatory arrangements. Common Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

        10.2    Dividend Equivalents.    The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Common Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents will be paid or distributed when accrued or will be deemed to have been reinvested in additional Common Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

        10.3    Other Stock-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Common Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 10.3 shall be purchased for such consideration and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Common Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 10.3.

        10.4    Performance Awards.

          (a)    Performance Conditions.    The right of a Participant to exercise or receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Committee. The Committee may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 10.4(b) and 10.4(c) hereof in the case of a Performance Award intended to qualify under Code Section 162(m).

          (b)    Performance Awards Granted to Designated Covered Employees.    If the Committee determines that a Performance Award to be granted to a person the Committee regards as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 10.4(b).

            (i)    Performance Goals Generally.    The performance goals for any such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee consistent with this Section 10.4(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the performance goals being "substantially uncertain."

            (ii)    Business Criteria.    One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index, such as, but not limited to, the Standard & Poor's 500 or the Nasdaq-U.S. Index; (3) net revenue; (4) net income; (5) pre-tax income; (6) EBITDA (earnings before interest, taxes, depreciation and amortization); (7) margin (EBITDA as a percentage of net revenue); (8) operating income; (9) operating margin (operating income as a percentage of net revenue); (10) earnings per share; (11) return on equity; (12) return on capital; and (13) return on investment. The foregoing business criteria shall also be exclusively used in establishing performance goals for Cash Incentive Awards granted under Section 10.4(c) hereof.

            (iii)    Performance Period: Timing For Establishing Performance Goals.    Achievement of performance goals in respect of such Performance Awards shall be measured over such periods as may be specified by the Committee. Performance goals shall be established on or before the dates that are required or permitted for "performance-based compensation" under Code Section 162(m).

            (iv)    Settlement of Performance Awards; Other Terms.    Settlement of such Performance Awards may be in cash or Common Stock, or other Awards, or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award subject to this Section 10.4(b). The Committee shall specify the circumstances in which such Performance Awards shall be forfeited or paid in the event of a Termination of Employment or a Change in Control prior to the end of a performance period or settlement of Performance Awards, and other terms relating to such Performance Awards.

          (c)    Cash Incentive Awards Granted to Designated Covered Employees.    The Committee may grant Cash Incentive Awards to Participants including those designated by the Committee as likely to be Covered Employees, which Awards shall represent a conditional right to receive a payment in cash, unless otherwise determined by the Committee, after the end of a specified fiscal year or fiscal quarter or other period specified by the Committee, in accordance with this Section 10.4(c).

            (i)    Cash Incentive Award.    The Cash Incentive Award for Participants the Committee regards as likely to be regarded as Covered Employees shall be based on achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 10.4(b), and may be based on such criteria for any other Participant. The Committee may specify the amount of the individual Cash Incentive Award as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount or another amount which need not bear a strictly mathematical relationship to such business criteria. The Committee may establish a Cash Incentive Award pool that includes Participants the Committee regards likely to be Covered Employees, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Cash Incentive Awards. The amount of the Cash Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 10.4(b) hereof in the given performance period, as granted by the Committee. The Committee may specify the amount of the Cash Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount or another amount which need not bear a strictly mathematical relationship to such business criteria.

            (ii)    Potential Cash Incentive Awards.    Not later than the date required or permitted for "qualified performance-based compensation" under Code Section 162(m), the Committee shall determine the Participants who will potentially receive Cash Incentive Awards for the specified fiscal year, quarter or other period, either as individual Cash Incentive Awards or out of an Cash Incentive Award pool established by such date and the amount or method for determining the amount of the individual Cash Incentive Award or the amount of such Participant's portion of the Cash Incentive Award pool.

            (iii)    Payout of Cash Incentive Awards.    After the end of the specified fiscal year, quarter or other period, as the case may be, the Committee shall determine the amount, if any, of potential individual Cash Incentive Award payable to a Participant or of any Cash Incentive Award pool and the maximum amount of potential Cash Incentive Award payable to each Participant in any Cash Incentive Award pool. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Cash Incentive Award shall be increased or reduced from the amount of his or her potential Cash Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of a Cash Incentive Award intended to qualify under Code Section 162(m). The Committee shall specify the circumstances in which a Cash Incentive Award shall be paid or forfeited in the event of Termination of Employment by the Participant or a Change in Control prior to the end of the period for measuring performance or the payout of such Cash Incentive Award, and other terms relating to such Cash Incentive Award in accordance with the Plan. Upon the completion of the measuring period and the determination of the right to payment and the amount, the Committee shall direct the Company to make payment.

          (d)    Written Determinations.    All determinations by the Committee as to the establishment of performance goals and the potential Performance Awards or Cash Incentive Awards related to such performance goals and as to the achievement of performance goals relating to such Awards, the amount of any Cash Incentive Award pool and the amount of final Cash Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Cash Incentive Awards.

ARTICLE XI

PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THE PLAN

        11.1    Limited Transfer During Offering.    In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly as, or pursuant to an exercise of, any Award.

        11.2    Committee Discretion.    The Committee may in its sole discretion include in any Agreement an obligation that the Company purchase a Participant's shares of Common Stock received upon the exercise of an Award (including the purchase of any unexercised Awards which have not expired), or may obligate a Participant to sell shares of Common Stock to the Company, upon such terms and conditions as the Committee may determine and set forth in an Agreement. The provisions of this Article XI shall be construed by the Committee in its sole discretion and shall be subject to such other terms and conditions as the Committee may from time to time determine. Notwithstanding any provision herein to the contrary, the Company may upon determination by the Committee assign its right to purchase shares of Common Stock under this Article XI, whereupon the assignee of such right shall have all the rights, duties and obligations of the Company with respect to purchase of the shares of Common Stock.

        11.3    No Company Obligation.    None of the Company, an Affiliate or the Committee shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Common Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company's purchase of Common Stock or an Award from such holder in accordance with the terms hereof.

ARTICLE XII

CHANGE IN CONTROL PROVISIONS

        12.1    Impact of Event.    Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided in an Agreement, in the event of a Change in Control (as defined in Section 12.2):

          (a)   Any Stock Appreciation Rights and Stock Options outstanding as of the date such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant.

          (b)   The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock or other Award shall lapse, and such Restricted Stock, Deferred Stock or other Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

          (c)   The performance goals and other conditions with respect to any outstanding Performance Award or Cash Incentive Award shall be deemed to have been satisfied in full, and such Award shall be fully distributable, if and to the extent provided by the Committee in the Agreement relating to such Award or otherwise, notwithstanding that the Award may not be fully deductible to the Company under Section 162(m) of the Code.

          (d)   Notwithstanding any other provision of the Plan, unless the Committee shall provide otherwise in an Agreement, a Participant shall have the right, whether or not the Award is fully exercisable or may be otherwise realized by the Participant, by giving notice during the sixty (60) day period from and after a Change in Control to the Company, to elect to surrender all or part of a stock-based Award to the Company and to receive cash, within thirty (30) days of such notice, in an amount equal to the amount by which the "Change in Control Price" (as defined in Section 12.3) per share of Common Stock on the date of such election shall exceed the amount which the Participant must pay to exercise the Award per share of Common Stock under the Award (the "Spread"), multiplied by the number of shares of Common Stock granted under the Award as to which the right granted under this Section 12.1 shall have been exercised.

        12.2    Definition of Change in Control.    For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if (a) any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company), including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock representing more than twenty percent (20%) of the combined voting power of the Company's then outstanding securities; (b)(i) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation other than a majority-owned subsidiary of the Company, or to sell or otherwise dispose of all or substantially all of the Company's assets, and (ii) the persons who were the members of the Board of Directors of the Company prior to such approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or the parent thereof; (c) the stockholders of the Company approve a plan of liquidation of the Company; or (d) within any period of 24 consecutive months, persons who were members of the Board of Directors of the Company immediately prior to such 24-month period, together with any persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such 24-month period by or upon the recommendation of persons who were members of the Board of Directors of the Company immediately prior to such 24-month period and who constituted a majority of the Board of Directors of the Company at the time of such election, cease to constitute a majority of the Board.

        12.3    Change in Control Price.    For purposes of the Plan, "Change in Control Price" means the higher of (a) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on Nasdaq during the sixty (60) day period prior to and including the date of a Change in Control or (b) if the Change in Control is the result of a tender or exchange offer, merger, consolidation, liquidation or sale of all or substantially all of the assets of the Company (in each case a "Corporate Transaction"), the highest price per share of Common Stock paid in such Corporate Transaction, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common Stock on the date any such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such Corporate Transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

ARTICLE XIII

MISCELLANEOUS

        13.1    Amendments and Termination.    The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under a Stock Option, Stock Appreciation Right, Restricted Stock Award or Deferred Stock Award theretofore granted without the Participant's consent. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

        The Committee may amend the Plan at any time provided that (a) no amendment shall impair the rights of any Participant under any Award theretofore granted without the Participant's consent, and (b) any amendment shall be subject to the approval or rejection of the Board.

        The Committee may amend the terms of any Award or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent or reduce an Option Price.

        Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interests accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interests accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interests accounting.

        13.2    Stand-Alone, Additional, Tandem, and Substitute Awards.    Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary.

        13.3    Form and Timing of Payment Under Awards; Deferrals.    Subject to the terms of the Plan and any applicable Agreement, payments to be made by the Company or an Affiliate upon the exercise of an Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Common Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash may be paid in lieu of Common Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 13.1 of the Plan) or permitted at the election of the Participant. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the granting or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Common Stock.

        13.4    Status of Awards Under Code Section 162(m).    It is the intent of the Company that Awards granted to persons who are Covered Employees within the meaning of Code Section 162(m) shall constitute "qualified performance-based compensation" satisfying the requirements of Code Section 162(m). Accordingly, the provisions of the Plan shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

        13.5    Unfunded Status of Plan; Limits on Transferability.    It is intended that the Plan be an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan. Unless otherwise provided in this Plan or in an Agreement, no Award shall be subject to the claims of Participant's creditors, and no Award may be transferred, assigned, alienated or encumbered in any way other than by will or the laws of descent and distribution or to a Representative upon the death of the Participant.

        13.6    General Provisions.

          (a)    Representation.    The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          (b)    No Additional Obligation.    Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

          (c)    Withholding.    No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. If the Participant disposes of shares of Common Stock acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

          (d)    Reinvestment.    The reinvestment of dividends in additional Deferred or Restricted Stock at the time of any dividend payment shall be permissible only if sufficient shares of Common Stock are available under the Plan for such reinvestment (taking into account then outstanding Options and other Awards).

          (e)    Representation.    The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

          (f)    Controlling Law.    The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Illinois (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

          (g)    Offset.    Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

          (h)    Fail Safe.    With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3, as applicable. To the extent any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

        13.7    Mitigation of Excise Tax.    If any payment or right accruing to a Participant under this Plan (without the application of this Section 13.7), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments"), would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 13.7 shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only Federal income taxes. In addition, the foregoing provisions of this Section 13.7 are not meant to be exclusive with regard to any Participant, and the Company or an Affiliate may, pursuant to employment, severance or other agreements, provide for additional payments to a Participant due to a Participant's rights under an award constituting a "parachute payment."

        13.8    Rights with Respect to Continuance of Employment.    Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract.

        13.9    Awards in Substitution for Awards Granted by Other Corporations.    Awards (including cash in respect of fractional shares) may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become officers, directors or employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

        13.10    Procedure for Adoption.    Any Affiliate of the Company may by resolution of such Affiliate's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the board resolution.

        13.11    Procedure for Withdrawal.    Any Affiliate which has adopted the Plan may, by resolution of the board of directors of such Affiliate, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan.

        13.12    Delay.    The Company shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a stockholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an Affiliate or a stockholder of the Company.

        13.13    Headings.    The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

        13.14    Severability.    If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

        13.15    Successors and Assigns.    This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

        13.16    Entire Agreement.    This Plan and the Agreements constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and any Agreement, the terms and conditions of the Plan shall control.

FIRST AMENDMENT TO THE
CAREER EDUCATION CORPORATION
1998 EMPLOYEE INCENTIVE COMPENSATION PLAN

        WHEREAS, Career Education Corporation (the "Corporation") has established and maintains the Career Education Corporation 1998 Employee Incentive Compensation Plan (the "Plan"), effective as of April 1, 1998; and

        WHEREAS, the Corporation has determined that it desires to amend the Plan to increase the maximum number of Awards (as defined in the Plan) which may be granted to a Participant in the Plan in any fiscal year;

        NOW, THEREFORE, BE IT RESOLVED that, pursuant to the power and authority reserved to the Corporation by Section 13.1 of the Plan, and pursuant to the authority delegated to the Committee, as defined in the Plan, the Plan be and is hereby amended effective July 29, 1998, unless otherwise specified herein, in the following particulars:

        Section 5.2 is amended by deleting its first sentence and replacing it with the following:

          "In each fiscal year during any part of which this Plan is in effect, a Participant may not be granted Awards relating to more than 250,000 shares of Common Stock, subject to adjustment as provided in Section 4.6, under each of Articles VI, VII, VIII and IX and Sections 10.1, 10.2, 10.3 and 10.4(b)."

        Except as provided herein, the Plan shall remain in full force and effect.

        IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed effective as of the 29th day of July, 1998.

CAREER EDUCATION CORPORATION
By:	/s/ WILLIAM A. KLETTKE William A. Klettke Vice President and Chief Financial Officer

SECOND AMENDMENT TO THE
CAREER EDUCATION CORPORATION
1998 EMPLOYEE INCENTIVE COMPENSATION PLAN

        WHEREAS, Career Education Corporation (the "Corporation") has established and maintains the Career Education Corporation 1998 Employee Incentive Compensation Plan (the "Plan"), effective as of April 1, 1998, as amended on July 29, 1998; and

        WHEREAS, the Corporation desires to further amend the Plan to increase the total number of shares of Common Stock (unless otherwise stated in this Amendment, defined terms used herein shall have the meanings ascribed to them in the Plan) reserved and available for distribution pursuant to Awards under the Plan;

        NOW, THEREFORE, BE IT RESOLVED that, pursuant to the power and authority reserved to the Corporation by Section 13.1 of the Plan, and pursuant to the authority delegated to the Committee, the Plan be and hereby is amended, effective February 17, 1999, in the following manner:

        Section 4.1 is amended by deleting its first sentence and replacing it with the following:

"4.1
Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 1,350,000 shares of Common Stock authorized for issuance as of the Effective Date."

        Except as provided herein, the Plan shall remain in full force and effect.

        IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed effective as of the 17th day of February, 1999.

CAREER EDUCATION CORPORATION
By:	/s/ WILLIAM A. KLETTKE William A. Klettke Vice President and Chief Financial Officer

THIRD AMENDMENT TO THE
CAREER EDUCATION CORPORATION
1998 EMPLOYEE INCENTIVE COMPENSATION PLAN

        WHEREAS, Career Education Corporation (the "Corporation") has established and maintains the Career Education Corporation 1998 Employee Incentive Compensation Plan (the "Plan"), effective as of April 1, 1998, as amended on July 29, 1998 and February 17, 1999; and

        WHEREAS, the Corporation desires to further amend the Plan to increase the total number of shares of Common Stock (unless otherwise stated in this Amendment, defined terms used herein shall have the meanings ascribed to them in the Plan) reserved and available for distribution pursuant to Awards under the Plan;

        NOW, THEREFORE, BE IT RESOLVED that, pursuant to the power and authority reserved to the Corporation by Section 13.1 of the Plan, and pursuant to the authority delegated to the Committee, the Plan be and hereby is amended, effective January 24, 2000, in the following manner:

        Section 4.1 is amended by deleting its first sentence and replacing it with the following:

"4.1
Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 2,100,000 shares of Common Stock authorized for issuance as of the Effective Date."

        Except as provided herein, the Plan shall remain in full force and effect.

        IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed effective as of the 24th day of January, 2000.

CAREER EDUCATION CORPORATION
By:	/s/ JOHN M. LARSON John M. Larson President and Chief Executive Officer

FOURTH AMENDMENT TO THE
CAREER EDUCATION CORPORATION
1998 EMPLOYEE INCENTIVE COMPENSATION PLAN

        WHEREAS, Career Education Corporation (the "Corporation") has established and maintains the Career Education Corporation 1998 Employee Incentive Compensation Plan (the "Plan"), effective as of April 1, 1998, as amended on July 29, 1998, February 17, 1999 and January 24, 2000; and

        WHEREAS, the Corporation desires to further amend the Plan to increase the total number of shares of Common Stock (unless otherwise stated in this Amendment, defined terms used herein shall have the meanings ascribed to them in the Plan) reserved and available for distribution pursuant to Awards under the Plan;

        NOW, THEREFORE, BE IT RESOLVED that, pursuant to the power and authority reserved to the Corporation by Section 13.1 of the Plan, and pursuant to the authority delegated to the Committee, the Plan be and hereby is amended, effective April 5, 2002, in the following manner:

        Section 4.1 is amended by deleting its first sentence and replacing it with the following:

"4.1
Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 9,400,000 shares of Common Stock authorized for issuance as of the Effective Date."

        Except as provided herein, the Plan shall remain in full force and effect.

        IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed effective as of the 5th day of April, 2002.

CAREER EDUCATION CORPORATION
By:	/s/ JOHN M. LARSON John M. Larson President and Chief Executive Officer

FIFTH AMENDMENT TO THE
CAREER EDUCATION CORPORATION
1998 EMPLOYEE INCENTIVE COMPENSATION PLAN

        WHEREAS, Career Education Corporation (the "Corporation") has established and maintains the Career Education Corporation 1998 Employee Incentive Compensation Plan (the "Plan"), effective as of April 1, 1998, as amended on July 29, 1998, February 17, 1999, January 24, 2000 and April 5, 2002; and

        WHEREAS, the Corporation desires to further amend the Plan, to make revisions recommended by management that are designed to ensure that the terms of the Plan are in the best interests of the Corporation;

        NOW, THEREFORE, BE IT RESOLVED that, pursuant to the power and authority reserved to the Corporation by Section 13.1 of the Plan, and pursuant to the authority delegated to the Committee, the Plan be and hereby is amended, effective May 19, 2003, in the following particulars:

I.

        Section 6.3(b) is amended to read as follows:

          "(b)    Option Price.    The Option Price per share of the Common Stock purchasable under an Option shall be determined by the Committee in its sole and absolute discretion; provided, however, that (i) the Option Price per share shall not be less than the Fair Market Value per share on the date the Option is granted and (ii) in the case of an Incentive Stock Option granted to an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share on the date the Option is granted."

II.

        The following shall be added to the Plan as Section 6.3(g):

          "(g)    Repricing.    Except for adjustments pursuant to Section 4.6, the Option Price for any outstanding Stock Option granted under the Plan may not be decreased after the date of grant nor may an outstanding Stock Option granted under the Plan be surrendered to the Company as consideration for the grant of a new Stock Option with a lower exercise price."

III.

        Section 8.1 is amended to read as follows:

          "8.1    General.    The Committee shall have the authority to grant Restricted Stock under the Plan at any time or from time to time, either alone or in addition to other Awards granted under the Plan. Subject to the terms of Section 8.3, the Committee shall determine the persons to whom and the time or times of which grants of Restricted Stock will be awarded, the number of shares of Restricted Stock to be awarded to any Participant, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate (including a division or business unit of the Company or an Affiliate) for or within which the Participant is primarily employed or upon such other factors or criteria as the Committee shall determine, subject to the terms of Section 8.3. The provision of Restricted Stock Awards need not be the same with respect to any Participant."

IV.

        Section 8.3(c) is amended to read as follows:

          "(c)    Duration of Restriction Period.    Except as provided in Section 8.3(d) and Section 12.1(b): (i) in the case of a Restricted Stock Award which is conditioned upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate (including a division or business unit of the Company or an Affiliate), the Restriction Period shall be no shorter than one year and (ii) in the case of a Restricted Stock Award which is conditioned solely upon continuous employment of the Participant with the Company or an Affiliate, the Restriction Period shall be no shorter than three years. During the mandated one year or three year Restriction Period, as applicable, the Committee may not waive the restrictions for all or any part of such Award. Following the mandated Restriction Period described above, however, the Committee may provide for the lapse of restrictions in installments and may accelerate the vesting of all or any part of any Award and waive the restrictions for all or any part of such Award."

V.

        Section 13.1 is amended to read as follows:

          "13.1    Amendments and Termination.    The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under a Stock Option, Stock Appreciation Right, Restricted Stock Award or Deferred Stock Award theretofore granted without the Participant's consent. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement, or if the Common Stock is listed on a national securities exchange or quoted on Nasdaq, to the extent such amendment is deemed to be material by such exchange or by Nasdaq (as applicable).

          Subject to the above provisions, the Committee may amend the Plan at any time provided that (a) no amendment shall impair the rights of any Participant under any Award theretofore granted without the Participant's consent, and (b) any amendment shall be subject to the approval or rejection of the Board. The Committee may amend the terms of any Award or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent, reduce an Option Price or shorten a Restriction Period.

          Subject to the above provision, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval."

VI.

        Except as provided herein, the Plan shall remain in full force and effect.

        IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed effective as of May 19, 2003.

CAREER EDUCATION CORPORATION
By:	/s/ JOHN M. LARSON John M. Larson President and Chief Executive Officer

SIXTH AMENDMENT TO THE
CAREER EDUCATION CORPORATION
1998 EMPLOYEE INCENTIVE COMPENSATION PLAN

        WHEREAS, Career Education Corporation (the "Company") has established and maintains the Career Education Corporation 1998 Employee Incentive Compensation Plan (the "Plan"), effective as of April 1, 1998, as amended on July 29, 1998, February 17, 1999, January 24, 2000, April 5, 2002, and May 19, 2003; and

        WHEREAS, the Company desires to further amend the Plan to increase the total number of shares of Common Stock (unless otherwise stated in this Amendment, defined terms used herein shall have the meanings ascribed to them in the Plan) reserved and available for distribution pursuant to Awards under the Plan;

        NOW, THEREFORE, BE IT RESOLVED that, pursuant to the power and authority reserved to the Company by Section 13.1 of the Plan, and pursuant to the authority delegated to the Committee, the Plan be and hereby is amended, effective February 27, 2004, in the following manner:

        Section 4.1 is amended by deleting its first sentence and replacing it with the following:

"4.1
Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 22,800,000 shares of Common Stock authorized for issuance as of the Effective Date."

        Except as provided herein, the Plan shall remain in full force and effect.

        IN WITNESS WHEREOF, the Company has caused this amendment to be executed effective as of the 27th day of February, 2004.

CAREER EDUCATION CORPORATION
By:	/s/ JOHN M. LARSON John M. Larson President and Chief Executive Officer

PROXY	PROXY
CAREER EDUCATION CORPORATION
Proxy Solicited on Behalf of the Board of Directors For The Annual Meeting of Stockholders—May 21, 2004

The undersigned appoints Patrick K. Pesch and Keith K. Ogata, and each of them, as proxies, with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the Common Stock of Career Education Corporation which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on May 21, 2004, or at any adjournment thereof.
Unless otherwise marked, this proxy will be voted FOR the election of the nominees named in Proposal No. 1 and FOR Proposals No. 2, 3 and 4.
PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
(Continued and to be signed on reverse side.)

CAREER EDUCATION CORPORATION
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY (x)

1.	Election of Directors— NOMINEES: 01 Thomas B. Lally 02 John M. Larson	For All ( )	Withhold All ( )	For All Except ( )
(Except nominee(s) written above.)
2.
	Approval of amendment to the Career Education Corporation 1998 Employee Incentive Compensation Plan which authorizes the addition of 4,000,000 shares of Common Stock authorized for issuance under such plan.	For ( )	Against ( )	Abstain ( )
3.
	Approval of amendment to the Career Education Corporation Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 to 300,000,000 shares.	For ( )	Against ( )	Abstain ( )
4.	Ratification of Auditors for fiscal year 2004.	For ( )	Against ( )	Abstain ( )
The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the Proxy Statement.
Dated: , 2004
Signature(s)

Please sign exactly as your name appears. Joint owners should each sign personally. Where applicable, indicate your official position or representation capacity.

. FOLD AND DETACH HERE .
PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

QuickLinks

PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
NOMINEES
OTHER DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Summary Compensation Table
OPTION GRANTS IN 2003
AGGREGATED OPTION EXERCISES IN 2003 AND OPTION VALUES AS OF DECEMBER 31, 2003
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
COMPENSATION COMMITTEE Robert E. Dowdell (Chairman) Thomas B. Lally Wallace O. Laub
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
AUDIT COMMITTEE Keith K. Ogata (Chairman) Dennis H. Chookaszian (since January 24, 2003) Robert E. Dowdell (through January 24, 2003) Thomas B. Lally
PERFORMANCE GRAPH
SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS
PROPOSAL 2 APPROVAL OF SIXTH AMENDMENT TO THE CAREER EDUCATION CORPORATION 1998 EMPLOYEE INCENTIVE COMPENSATION PLAN
PROPOSAL 3 AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
PROPOSAL 4 RATIFICATION OF APPOINTMENT OF AUDITORS
MISCELLANEOUS AND OTHER MATTERS
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER
1998 EMPLOYEE INCENTIVE COMPENSATION PLAN
TABLE OF CONTENTS
CAREER EDUCATION CORPORATION 1998 EMPLOYEE INCENTIVE COMPENSATION PLAN
ARTICLE XII CHANGE IN CONTROL PROVISIONS